UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

RENX ENTERPRISES CORP.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MAY 5, 2026

RenX Enterprises Corp.
100 Biscayne Blvd., Suite 1201
Miami, Florida 33132

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2026

May [__], 2026

Dear Stockholders of RenX Enterprises Corp.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of RenX Enterprises Corp., a Delaware corporation (the “Company”), to be held at the offices of Blank Rome LLP, located at 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on June 12, 2026, beginning at [____] [a.m./p.m.] local time. The purpose of the Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders (this “Notice”).

At the Annual Meeting, stockholders will vote on the following matters:

(1)    To elect the two (2) nominees for Class III director named in the accompanying proxy statement to the Company’s Board of Directors (“Board”), each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified (the “Election of Directors Proposal” or “Proposal 1”);

(2)    To ratify the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal” or “Proposal 2”);

(3)    To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 862,335 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon the exercise of certain warrants (the “Additional February Warrants”) which were issued to investors in connection with our private placement offering that closed on February 17, 2026 (the “Additional February Warrant Exercise Proposal” or “Proposal 3”);

(4)    To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 26,779,029 shares of the Company’s Common Stock upon the conversion of senior convertible notes (collectively, the “April Notes”) in the aggregate principal amount of up to $13.0 million (assuming such April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which April Notes have been, or may in the future be, issued to investors pursuant to a Securities Purchase Agreement dated April 30, 2026 (the “April Purchase Agreement”) (the “Initial April Note and Second April Note Conversion Proposal” or “Proposal 4”);

(5)    To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to an additional 179,213,485 shares of the Company’s Common Stock upon the conversion of additional April Notes in the aggregate principal amount of up to $87.0 million (collectively, the “Additional April Notes”) (assuming such Additional April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which Additional April Notes may in the future be issued to investors pursuant to the April Purchase Agreement (the “Additional April Note Conversion Proposal” or “Proposal 5”);

(6)    To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to the accompanying proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, at a ratio of 1-for-5 to 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (the “Reverse Stock Split Proposal” or “Proposal 6”);

(7)    To approve an amendment to the Company’s 2023 Incentive Compensation Plan (as amended to date, the “2023 Plan”), in substantially the form attached to the accompanying proxy statement as Annex B, to (i) increase the number of shares of Common Stock authorized for issuance under the 2023 Plan from 138,861 shares to 520,000 shares and (ii) increase the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares to 75,000 shares (the “2023 Plan Amendment Proposal” or “Proposal 7”);

(8)    To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal (the “Adjournment Proposal” or “Proposal 8”); and

(9)    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of thereof.

The Board knows of no other business that will come before the Annual Meeting.

The matters listed in this Notice are described in detail in the accompanying proxy statement. The Board has fixed the close of business on April 13, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Holders of outstanding shares of our Series A Convertible Preferred Stock and shares of our Series B Non-Voting Convertible Preferred Stock are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Annual Meeting. Accordingly, only stockholders of record of shares of our Common Stock as of the close of business on the Record Date will be entitled to vote at the Meeting. A list of the stockholders of record of our Common Stock as of the Record Date will be made available for inspection at the Annual Meeting and, for the ten days preceding the Annual Meeting, at the Company’s offices located at 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132 during ordinary business hours for any purpose germane to the Annual Meeting.

On March 26, 2026, the Company effected a 1-for-20 reverse stock split of our then-outstanding Common Stock (the “March Reverse Stock Split”). Except as specifically provided, all share and per share amounts and related option, RSU, convertible note and warrant information from prior to the effective date of the March Reverse Stock Split presented herein, has been retroactively adjusted to give effect to the March Reverse Stock Split. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2026.

The proxy materials together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), which is not a part of our proxy solicitation materials, are being mailed or made available to the stockholders of record on or about May [__], 2026. This Notice, the accompanying proxy statement and our 2025 Annual Report are available at [http://www.astproxyportal.com/ast/29297/].

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2026 Annual MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY SUBMITTING YOUR PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS YOU RECEIVE IN THE MAIL. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM

AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, RENX ENTERPRISES CORP., 100 BISCAYNE BLVD., SUITE 1201, MIAMI, FLORIDA 33132, OR BY PHONE AT (904) 496-0027.

On behalf of the Board and the employees of RenX Enterprises Corp., we thank you for your continued support and look forward to speaking with you at the Annual Meeting.

By order of the Board of Directors,

David Villarreal
Chief Executive Officer and Director

i

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED MAY 5, 2026

RenX Enterprises Corp.
100 Biscayne Blvd., Suite 1201
Miami, Florida 33132

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MEETING OF STOCKHOLDERS TO BE HELD ON june 12, 2026

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (“Common Stock”), of RenX Enterprises Corp, a Delaware corporation (referred to herein as “RenX,” the “Company,” “we,” or “us”), in connection with the solicitation by the Company’s Board of Directors (the “Board” or “Board of Directors”) of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Blank Rome LLP, located at 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, beginning at [____] [a.m./p.m.] local time on June 12, 2026, and at any adjournment or postponement thereof. The proxy materials, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), which is not a part of our proxy solicitation materials, are being mailed or made available to the stockholders of record entitled to vote at the Meeting on or about May [__], 2026.

The purpose of the Annual Meeting and the matters to be acted on are summarized below. The Board of Directors knows of no other business that will come before the Annual Meeting.

Agenda Item	Board Vote Recommendation	Page Reference
To elect the two (2) nominees for Class III director named in this proxy statement to the Board, each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified (the “Election of Directors Proposal” or “Proposal 1”).	“FOR” each of the two (2) nominees for Class III director	10
To ratify the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal” or “Proposal 2”).	“FOR”	24
To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 862,335 shares of the Company’s Common Stock upon the exercise of certain warrants (the “Additional February Warrants”) which were issued to investors in connection with our private placement offering that closed on February 17, 2026 (the “Additional February Warrant Exercise Proposal” or “Proposal 3”).	“FOR”	34

Agenda Item	Board Vote Recommendation	Page Reference

To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 26,779,029 shares of the Company’s Common Stock upon the conversion of senior convertible notes (collectively, the “April Notes”) in the aggregate principal amount of up to $13.0 million (assuming such April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which April Notes have been, or may in the future be, issued to investors pursuant to a Securities Purchase Agreement dated April 30, 2026 (the “April Purchase Agreement”) (the “Initial April Note and Second April Note Conversion Proposal” or “Proposal 4”).

	“FOR”	36
To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to an additional 179,213,485 shares of the Company’s Common Stock upon the conversion of additional April Notes in the aggregate principal amount of up to $87.0 million (collectively, the “Additional April Notes”) (assuming such Additional April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which Additional April Notes may in the future be issued to investors pursuant to the April Purchase Agreement (the “Additional April Note Conversion Proposal” or “Proposal 5”).	“FOR”	39
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to this proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, at a ratio of 1-for-5 to 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (the “Reverse Stock Split Proposal” or “Proposal 6”).	“FOR”	42

To approve an amendment to the Company’s 2023 Incentive Compensation Plan (as amended to date, the “2023 Plan”), in substantially the form attached to the accompanying proxy statement as Annex B, to (i) increase the number of shares of Common Stock authorized for issuance under the 2023 Plan from 138,861 shares to 520,000 shares and (ii) increase the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares to 75,000 shares (the “2023 Plan Amendment Proposal” or “Proposal 7”).

	“FOR”	53
To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal (the “Adjournment Proposal” or “Proposal 8”).	“FOR”	61

The Board of Directors knows of no other business that will come before the Annual Meeting.

Even if you plan to attend the Annual Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

ANNUAL MEETING ADMISSION

All holders of our Common Stock as of the closing of business on April 13, 2026 (the “Record Date”) are welcome to attend the Annual Meeting and to vote on the proposals presented at the Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you will also be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or a letter from your broker or bank reflecting your ownership of our Common Stock as of the Record Date, to be admitted to the Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

We are providing you with these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting to be held on June 12, 2026, beginning at [____] [a.m./p.m.] local time, at the offices of Blank Rome LLP, located at 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, and at any postponement or adjournment thereof.

Q:     What information is contained in the proxy statement?

A:     The information included in this proxy statement relates to the proposals to be considered and voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     What items of business will be considered and voted on at the Annual Meeting?

A:     The eight (8) items of business to be voted on at the Annual meeting are as follows:

(1)    the Election of Directors Proposal (Proposal 1);

(2)    the Auditor Ratification Proposal (Proposal 2);

(3)    Additional February Warrant Exercise Proposal (Proposal 3);

(4)    Initial April Note and Second April Note Conversion Proposal (Proposal 4);

(5)    Additional April Note Conversion Proposal (Proposal 5);

(6)    the approval of the Reverse Stock Split Proposal (Proposal 6);

(7)    the 2023 Plan Amendment Proposal (Proposal 7); and

(8)    the approval of the Adjournment Proposal (Proposal 8).

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors recommends that you vote (i) “FOR” each of the two (2) nominees named in this proxy statement for election to the Board as Class III directors; (ii) “FOR” the Auditor Ratification Proposal; (iii) “FOR” the Additional February Warrant Exercise Proposal; (iv) “FOR” the Initial April Note and Second April Note Conversion Proposal; (v) “FOR” the Additional April Note Conversion Proposal; (vi) “FOR” the Reverse Stock Split Proposal; (vii) “FOR” the 2023 Plan Amendment Proposal; and (viii) “FOR” the Adjournment Proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above.

Q:     Who is entitled to vote at the Annual Meeting?

A:     Only holders of record of our Common Stock as of the close of business on April 13, 2026, the Record Date, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 2,499,293 shares of Common Stock outstanding and entitled to vote at the Meeting. Holders of our Common Stock are entitled to one vote for each share of Common Stock outstanding as of the Record Date.

Holders of outstanding shares of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and shares of our Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Meeting.

Q.     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: Shares Registered in Your Name

If on April 13, 2026 your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are considered a stockholder of record and this proxy statement is being sent directly to you by the Company. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote in person at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is being forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Q:     What happens if I do not vote?

A:     Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 3, 4, 5 and 7 are non-routine matters and Proposals 2, 6 and 8 will be treated by the NYSE as routine matters. Accordingly, your broker may register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but not vote your shares on Proposals 1, 3, 4, 5 and 7 without your instructions (referred to as broker non-votes), but may vote your shares on Proposals 2, 6 and 8 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the Annual Meeting.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The holders of thirty-four percent (34%) of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and proxies marked “withhold” for the election of directors are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name,” and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of the shares represented at the meeting may adjourn the Annual Meeting to another time and place.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares of Common Stock owned by you as of the close of business on the Record Date. These shares include: (i) shares held directly in your name as a stockholder of record; and (ii) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How do I vote?

A:     Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy over the Internet, via telephone or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions.

The procedures for voting are fairly simple:

•        Submit a Proxy by Mail. If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

•        Submit a Proxy by Internet. If you choose to submit a proxy by internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions. Your internet vote must be received by 11:59 p.m. Eastern Time on June 11, 2026 to be counted.

•        Submit a Proxy by Telephone. If you choose to submit a proxy by telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone. Have your proxy card in hand when you call and follow the instructions. Your telephonic vote must be received by 11:59 p.m. Eastern Time on June 11, 2026 to be counted.

•        Vote at the Annual Meeting. Submitting a proxy by mail, internet or telephonically will not limit your right to vote at the Annual Meeting if you decide to attend the Annual Meeting and vote in person.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker, bank or other nominee included with these proxy materials. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or other nominee.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

To change how your shares are voted or to revoke your proxy, if you are the record holder, you may (i) deliver to our Corporate Secretary a notice of revocation in writing at RenX Enterprises Corp., 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132; (ii) submit a later-dated proxy by mail, via internet or by telephone, subject to the voting deadlines that are described on the proxy card; or (iii) attend the Annual Meeting and cast your vote in person. Attendance at the Annual Meeting will not, by itself, change or revoke a proxy unless you specifically so request. The last vote received chronologically will supersede any prior votes.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or other nominee.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted in accordance with the recommendations of the Board of Directors, namely: (i) “FOR” each of the two (2) nominees for Class III director named herein for election to the Board of Directors; (ii) “FOR” the Auditor Ratification Proposal; (iii) “FOR” Additional February Warrant Exercise Proposal; (iv) “FOR” the Initial April Note and Second April Note Conversion Proposal; (v) “FOR” Additional April Note Conversion Proposal; (vi) “FOR” the Reverse Stock Split Proposal; (vii) “FOR” the 2023 Plan Amendment Proposal; and (viii) “FOR” the Adjournment Proposal.

Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the eight (8) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, David Villarreal, our Chief Executive Officer, and Nicolai Brune, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting and intend to vote the proxies in accordance with their best judgment.

Q:     What is the voting requirement to approve each of the proposals?

A:

Proposal	Vote Required	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 1: Election of Directors Proposal	Plurality — the two (2) Class III director nominees who receive the most “FOR” votes will be elected to serve on the Board.	No effect	No effect
Proposal 2: Auditor Ratification Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	Counts as a vote “AGAINST” this proposal	None expected
Proposal 3: Additional February Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	Counts as a vote “AGAINST” this proposal	No effect
Proposal 4: Initial April Note and Second April Note Conversion Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	Counts as a vote “AGAINST” this proposal	No effect
Proposal 5: Additional April Note Conversion Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required	Counts as a vote “AGAINST” this proposal	No effect

Proposal	Vote Required	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 6: Reverse Stock Split Proposal	The affirmative vote of a majority of the votes cast by the holders of all shares of Common Stock present or represented and voting on this proposal is required.	No effect	None expected
Proposal 7: 2023 Plan Amendment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required	Counts as a vote “AGAINST” this proposal	No effect
Proposal 8: Adjournment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	Counts as a vote “AGAINST” this proposal.	None expected

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; or (iii) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     We will pay all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies in person or by telephone, facsimile, email or the Internet. We have requested that brokers, banks and other nominees who hold stock in their names furnish this proxy material to their customers;

we will reimburse these brokers, banks and nominees for their out-of-pocket and reasonable expense. Although it is not anticipated, we reserve the right to retain a professional firm of proxy solicitors to assist in the solicitation of proxies. We estimate that we would be required to pay such firm fees ranging from $10,000 to $20,000 plus out-of-pocket expenses.

Q:     Who can help answer my questions?

A:     If you have any questions about the Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, RenX Enterprises, Corp., 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132, or by phone at (904) 496-0027.

PROPOSAL 1
ELECTION OF DIRECTORS PROPOSAL

Our Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be fixed from time to time by such Board of Directors. Our Board of Directors currently consists of eight directors and pursuant to the terms of our Certificate of Incorporation, our Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one third of the total number of directors constituting the entire Board of Directors. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The eight members of our Board of Directors are: David Villarreal, Bjarne Borg, James D. Burnham, Anthony M. Cialone, Peter G. DeMaria, John Scott Magrane, Jr., Christopher Melton, and Jeffrey Tweedy. Our Board of Directors is currently divided into three classes as follows:

•        Class I directors, Bjarne Borg, Christopher Melton, and Jeffrey Tweedy

•        Class II directors, Anthony M. Cialone, John Scott Magrane, Jr. and David Villarreal

•        Class III directors, James D. Burnham and Peter G. DeMaria

Our Board has nominated James D. Burnham and Peter G. DeMaria to be elected at the Annual Meeting to serve as Class III directors. Each of the nominees is currently a Class III member of our Board of Directors. Each nomination for director was based upon the recommendation of our Nominating and Governance Committee. Each of the nominees have consented to being named in this proxy statement and to serve as a director if elected. If elected at the Annual Meeting, each of these nominees would serve until the 2029 annual meeting of stockholders and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the Board in substitution. The Company has no reason to believe that any of the nominees will be unable to serve as a director if elected.

Shares represented by proxies will be voted “FOR” the election of each of the two (2) Class III director nominees (Messrs. James D. Burnham and Peter G. DeMaria), unless the proxy is marked to withhold authority to so vote. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees for Election at the Annual Meeting of Stockholders

Set forth below are our two (2) Class III director nominees, their respective ages and positions as of the date of this proxy statement, the year in which each first became a director and the year in which their terms as director expire assuming they are re-elected at the Annual Meeting:

Director Nominees	Age	Position(s) Held	Director Since	Term Expires if re-elected
Class III
James D. Burnham	60	Director	2025	2029
Peter G. DeMaria	63	Director	2023	2029

James D. Burnham was appointed as a director of RenX effective June 17, 2025. Mr. Burnham has served as the President of JDB Consulting Services, Inc. since October 2003. He has over 30 years of experience in mergers and acquisitions and project development, having commenced his career at Browning-Ferris Industries, Inc. At JDB Consulting Services, Mr. Burnham has principally served as a consultant to various clients interested in acquisition and project development related services (primarily within the solid waste and related industries). Services include business valuation, business brokerage, business planning and modeling, environmental and financial due diligence, loan request packages, operational analysis, transportation analysis, market research, negotiation of legal agreements, project development management on solid waste projects seeking permits, expert witness landfill and transfer station permit valuation and predatory pricing analysis. In addition, since December 2014 Mr. Burnham has served as the CEO and Managing Member of Encell Composites of which he was a co-founder. Encell developed and was granted U.S. and other patents on an alternative railroad crosstie produced from recycled material — principally crumb rubber from scrap tires. Mr. Burnham earned a Bachelor of Science in Civil and Environmental Engineering from the University of Wisconsin.

We believe that Mr. Burnham is qualified to serve on our Board of Directors because he brings extensive experience in mergers and acquisitions, project development, and environmental services. Mr. Burnham’s pertinent experience, qualifications, attributes and skills include expertise in business development, risk management, and operational oversight.

Peter G. DeMaria, CFA was appointed as a director of RenX effective April 11, 2023. Mr. DeMaria is a senior banking and finance professional with over thirty-eight years of experience with middle market, mid-corporate, financial sponsor and real estate clients in both domestic and international markets. From December 2018 through May 2022, Mr. DeMaria served as a Senior Managing Director/Group Manager for the middle-market and corporate banking group at PNC Bank where he and his team advised middle market and large corporate clients in the New Jersey and New York City regions. Prior to PNC Bank, Mr. DeMaria served as Managing Director at JPMorgan (December 1984 through November 2018) where he spent nearly 34 years specializing in cash flow and asset-based lending, capital markets and investment banking products. Mr. DeMaria received his BS in Finance and Accounting from Lehigh University (1984). He received a Masters in Business Administration from the Stern School of Business at New York University (1991) and an Executive Management Certificate at the Fuqua School of Business at Duke University (1998).

We selected Mr. DeMaria to serve on our Board of Directors because he brings extensive knowledge of the banking and finance industry. Mr. DeMaria’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his banking and finance activities.

Vote Required

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two (2) nominees receiving the highest number of “FOR” votes will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE TWO CLASS III DIRECTOR NOMINEES

INFORMATION REGARDING OUR CONTINUING DIRECTORS

The directors who are serving terms that end following the Annual Meeting and their ages, positions at our company, the year in which each first became a director and the expiration of their respective terms on our Board of Directors are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Directors	Age	Position Held	Director Since	Expiration of Term
Class I
Bjarne Borg	60	Director	2025	2027
Christopher Melton	54	Director	2023	2027
Jeffrey Tweedy	63	Director	2023	2027

Class II
Anthony M. Cialone	57	Director	2025	2028
John Scott Magrane, Jr.	79	Director	2023	2028
David Villarreal	74	Director	2023	2028

Class I Directors

Bjarne Borg was appointed as a director of RenX effective June 17, 2025. Mr. Borg serves as the Executive Chairman of Index Investment Group, which he co-founded in 1998. Index Investment Group, through a collection of related companies, develops business projects in real estate and renewable energy and provides private equity to invest in complementary businesses. With over 35 years of experience in managing start-ups and multinational corporations, Mr. Borg focuses on real estate, renewable energy, and disruptive equity investments. Mr. Borg’s expertise extends to public markets, having listed bonds on NASDAQ, and serving on advisory boards for banking institutions. He has served on the South Florida advisory boards for SunTrust Bank and Truist Bank (NYSE: TFC), and is currently serving as a director of JFB Construction Holdings (NASDAQ: JFB) and on the advisory/ambassador boards for ConnectOne Bancorp, Inc. (NASDAQ: CNOB) and Seacoast Banking Corporation of Florida (NASDAQ: SBCF). Mr. Borg began his career in IT consulting before transitioning to accounting and eventually focused on investments and developments across Sweden, the USA, and Canada.

We believe that Mr. Borg is qualified to serve on our Board of Directors because he brings extensive knowledge of investment management, renewable energy, and finance. Mr. Borg’s pertinent experience, qualifications, attributes and skills include his expertise in capital markets, management, and finance.

Christopher Melton was appointed as a director of RenX effective April 11, 2023 and has served as a director of SG Holdings since November 4, 2011. Mr. Melton is a licensed real estate salesperson in the States of South Carolina and Georgia and until June 2019 was a principal of Callegro Investments, LLC, a specialist land investor investing in the southeastern U.S., which he founded 2012. Since June 2019 he has served as a specialist Land Advisor with SVN International Corp. Mr. Melton also serves on several public and private boards, including JFB Construction Holdings since March 2025, Safety Shot Holdings, Inc. (formerly Jupiter Wellness, Inc.) since August 2019 and SRM Entertainment, Inc. since June 2023. From February 2018 until June 2019, he served as chief investment officer and analyst at TNT Capital Advisors, a capital advisory firm based in Florida. He also served as a sales agent as MSK Commercial Services, a commercial real estate company, from February 2018 to June 2019. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran an $800 million book in media, telecom and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $500 million in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. RREEF Funds is the real estate investment management business of Deutsche Bank’s Asset Management division. Mr. Melton earned a Bachelor of Arts in Political Economy of Industrial Societies from the University of California, Berkeley in 1995. Mr. Melton earned Certification from University of California, Los Angeles’s Anderson Director Education Program in 2014. Mr. Melton earned a certificate in cybersecurity for managers from M.I.T. in 2021 and certificate in AI strategy from Cornell in 2023.

We selected Mr. Melton to serve on our Board of Directors because he brings extensive knowledge of the finance and the real estate industry. Mr. Melton’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment and development activities.

Jeffrey Tweedy was appointed as a director of RenX effective April 11, 2023. Mr. Tweedy is an accomplished, multi-faceted leader with approximately thirty years of executive experience in the fashion and retail industries. Since March 2021 Mr. Tweedy has served as a Brand Advisor to Sean Jean Clothing, an award-winning clothing and lifestyle brand founded by Sean Combs. From November 2007 to March 2021, Mr. Tweedy served as President and CEO of Sean John, having previously served as Executive Vice President from February 1998 to March 2005, building the brand into a market leader, maximizing sales, including across international markets, and conceptualizing and launching a ground-breaking, profitable and highly visible menswear company distinguished by its sophisticated young men’s image. Mr. Tweedy has served on the Advisory Board of the Fashion Institute of Technology since January 2020.

We selected Mr. Tweedy to serve on our Board of Directors because he brings extensive knowledge of building brands and maximizing sales. Mr. Tweedy’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his executive experience in the fashion and retail industries.

Class II Directors

Anthony M. Cialone was appointed as a director of RenX effective June 17, 2025. Mr. Cialone currently serves as President and Chief Operating Officer of Resource Group, a position he has held since January 2019. He brings over 30 years of executive leadership experience, with a strong track record in corporate operations, risk management, and strategic planning. At Resource Group, he has led key initiatives in biomass-to-industrial energy conversion and composting, developed investor-focused funding strategies and financial models, optimized transportation logistics and closed-loop supply chains, and advanced the company’s growth through targeted acquisitions. Since May 2020, Mr. Cialone has also served as President and Chief Executive Officer of Microtec Development & Holdings LLC, where he directs financial planning, capital structuring, and the commercialization of Microtec’s proprietary waste-to-value technologies. In addition, since March 2022, Mr. Cialone has served as President and Chief Operating Officer of AggrePlex, LLC, where he leads corporate strategy, operations, and market development for the company’s production of environmentally sustainable pozzolans used as supplementary cementitious materials. Mr. Cialone holds a Bachelor of Science in Economics and Finance and a Master of Business Administration in Corporate Finance, both from Fordham University. In addition, he has completed advanced coursework and executive education programs at Harvard Business School Online, MIT Professional Education, New York University, and the Stanford Graduate School of Business, earning certificates in Business Strategy, Entrepreneurship & Innovation, Finance & Accounting, Leadership & Management, Life Cycle Assessment, Sustainable Infrastructure Systems, and Chief Sustainability Officer Training, among others. He also holds multiple professional certifications (inactive), including Certified Internal Auditor (CIA), Certified Management Accountant (CMA), Certified Financial Manager (CFM), Certified Treasury Professional (CTP), Accredited Valuation Analyst (AVA), and is Certified in Mergers & Acquisitions (CM&AA). Mr. Cialone previously held securities licenses, including Series 6, 27, and 63.

We believe Mr. Cialone is qualified to serve on our Board of Directors because he brings extensive knowledge of organics processing, environmental services operations, and working with state and local government officials to develop and implement environmentally responsible operations in the organics processing and logistics sector. Mr. Cialone’s pertinent experience, qualifications, attributes and skills include expertise in operations management, environmental compliance, and public-private partnerships.

John Scott Magrane, Jr. was appointed as a director of RenX effective April 11, 2023. Mr. Magrane is an investment banking professional with over thirty-five years of experience advising power-related enterprises, including utilities, independent power companies, rural electric cooperatives, governments and energy technology companies. Mr. Magrane currently serves as Vice Chairman at Coady Diemar Partners, LLC, a registered broker dealer and boutique investment bank which he founded that provides M&A, strategic and financial advisory, and private capital market services, and from March 2018 to July 2020, served as Chairman and CEO of the firm. From July 2021 until August 2023, Mr. Magrane served on the board of directors of Hydromer (HYDI Pink), global business-to-business (B2B) surface modification and coating solutions provider offering polymer research & development, and manufacturing services capabilities for a wide variety of applications. Prior to Coady Diemar Partners, LLC, from July 1987 to December 2001 Mr. Magrane was employed by Goldman Sachs & Co. where his responsibilities encompassed all manner of corporate finance and strategic advisory activities. While at Goldman, he started the firm’s Energy Technology effort. Mr. Magrane began his career and spent 10 years with Blyth, Eastman Dillon & Co. and Paine Webber where he specialized in energy and power project finance. Mr. Magrane earned his undergraduate degree in economics from The College of Wooster in 1970 and his MBA from The Wharton School of the University of Pennsylvania in 1973.

We selected Mr. Magrane to serve on our Board of Directors because he brings extensive knowledge of the investment banking and finance industry. Mr. Magrane’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his investment banking and finance activities.

David Villarreal has served as the President and Chief Executive Officer of RenX since February 3, 2023. Mr. Villarreal was appointed as a director of RenX effective April 11, 2023 and has served as a director of SG Holdings from May 28, 2021 until October 22, 2024. Mr. Villarreal’s career spans over 40 years in various management, business and leadership capacities, beginning in 1977 when he served as Deputy Mayor and Senior Deputy Economic Development Advisor, under Mayor Tom Bradley in the City of Los Angeles. From August 2014 until March 2023, Mr. Villarreal served as the Chief Administrative Officer of affinity Partnerships, LLC, a Costco national mortgage services platform provider, with annual closed loan production of $8+ billion through a network of ten national mortgage lenders. From March 2011 to August 2014, he served as the President-Corporate Business Development, of Prime Source Mortgage, Inc. From September 2008 to September 2012, he served as a Consultant to the International Brotherhood of Teamsters.

We selected Mr. Villarreal to serve on our Board of Directors because he brings extensive knowledge of the mortgage and real estate industry. Mr. Villarreal’s pertinent experience, qualifications, attributes and skills include financial literacy and expertise, managerial experience and the knowledge and experience he has attained through his real estate investment activities.

DIRECTOR NOMINATION PROCESS

Director Nominations Process

Each year the Board is expected to nominate a slate of directors for election by stockholders at the annual meeting of stockholders based on the recommendations of the Nominating and Governance Committee. In identifying prospective director candidates, the Nominating and Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual meeting. The Nominating and Governance Committee identifies and screens candidates for the Board and has the authority as it deems appropriate to retain a professional search firm to identify and evaluate director candidates.

Before recommending a director candidate, the Nominating and Governance Committee will review the candidate’s qualifications to determine whether the director candidate meets the qualifications described below. In the case of an incumbent director, the Nominating and Governance Committee will also review the director’s service to the Company during the past term, including the number of Board and committee meetings attended, the quality of participation, tenure and whether the candidate continues to meet the qualifications for director as described below. After completing this evaluation, the Nominating and Governance Committee will make a formal recommendation to the full Board as to election or re-election of the candidate.

Candidates may come to the attention of the committee through current and former Board members, management, professional search firms (to whom we would pay a fee), stockholders or other persons. The Nominating and Governance Committee evaluates candidates for the Board on the basis of the needs of the Board and the standards and qualifications set forth below, regardless of the source of the candidate referral.

Director Qualifications

To be nominated for director, a director candidate must be a natural person at least twenty-one years of age. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board considers many factors including diversity, skills, age, education and expertise, dedication, conflicts of interest, independence from the Company’s management and the Company and such other relevant factors that may be appropriate in the context of the needs of the Board.

Additional criteria apply to directors being considered to serve on particular committees of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand our financial statements.

The Nominating and Governance Committee and the Board evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment. The Nominating and Governance Committee and the Board seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on the Board. At least annually and when Board vacancies arise, the Nominating and Governance Committee and the Board will review the qualifications, personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities of each director and any director candidate and the interplay of such director’s and director candidate’s qualifications, personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities with the Board as a whole. Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: RenX Enterprises, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132, Attn: Corporate Secretary. The recommendation must include the same information that would be required for a candidate to be nominated by a stockholder at a meeting of stockholders as described under “Stockholder Proposals.” Candidates who are recommended by stockholders, as opposed to nominated, will receive the same consideration as other proposed candidates.

Director Candidates Nominated by Stockholders

Stockholders who wish to propose a director nominee at an annual meeting must follow the advance notice procedures contained in our Amended and Restated Bylaws, which include notifying the secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must contain all of the information required in our Amended and Restated Bylaws (which, if applicable, includes information required by Rule 14a-19). Based on this year’s annual meeting date of June 12, 2026, a notice will be considered timely for the 2027 Annual Meeting of Stockholders if the secretary of our Company receives it not earlier than the close of business on February 12, 2027 and not later than the close of business on March 14, 2027. See “Stockholder Proposals” for additional information.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairman. The Board annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Until last year, the positions of Chief Executive Officer and Chairman were held by different persons. Our Chief Executive Officer, Mr. Villarreal, is responsible for our day-to-day operations and for executing our long-term strategies. Paul Galvin served as our Executive Chairman until his resignation on June 17, 2025. As Executive Chairman, Mr. Galvin was responsible for leading the Board in its oversight responsibilities with respect to the Company. We currently do not have a Chairman; however, we plan to appoint a new Chairman in the near term.

The Company and the Board recognize the importance of the additional, effective oversight that is provided by its independent Board members. The Board has selected Mr. Melton, a director who is independent, to serve as our Lead Director. The responsibilities of the Lead Director include, among others: (i) presiding over executive sessions of the independent directors and at all meetings at which the Chairman is not present; (ii) calling meetings of the independent directors as he or she deems necessary; (iii) serving as a liaison between management and the independent directors; (iv) proposing agendas and schedules for Board meetings in consultation with the Chairman; (v) communicating Board member feedback to the Chief Executive Officer and Chairman; and (vi) performing such other duties as may be delegated by the Board from time to time.

Each independent director has direct access to our Chief Executive Officer and our Lead Director, as well as other members of the management team. The independent directors meet in executive session without management present at least quarterly.

Director Independence

The Board has determined that the following current directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of Nasdaq: Bjarne Borg, Peter DeMaria, John Scott Magrane, Jr., Christopher Melton and Jeffrey Tweedy. Mr. Villarreal is not independent due to his employment as our Chief Executive Officer and Messrs. Anthony M. Cialone and James D. Burnham are not independent due to their relationship with our subsidiary, Resource Group, and the compensation they receive from Resource Group.

Alyssa Richardson and Yaniv Blumenfeld, both directors of the Company until their resignations from the Board on June 17, 2025 and June 23, 2025, respectively, were also determined by the Board to be independent as defined in the applicable listing standards of Nasdaq. Ms. Richardson served as an independent member (as defined under applicable SEC rules and the listing standards of Nasdaq) of the Nominating and Governance Committee until June 17, 2025, Paul M. Galvin served as a non-independent director of the Company until his resignation on June 17, 2025.

Under applicable Securities and Exchange Commission (“SEC”) and Nasdaq rules, the existence of certain “related person” transactions in excess of certain thresholds between a director and the Company are required to be disclosed and may preclude a finding by the Board that the director is independent. A director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with us that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its independence review, the Board determined that no transactions or relationships between the Company and the independent directors or any member of their immediate family (or any entity of which an independent director or an immediate family member is an executive officer, general partner or significant equity holder) were identified which would render the directors named above not independent.

Each director who served as a member of the Audit, Compensation, and Nominating and Governance Committees during 2025 was, and each current member of the Audit, Compensation, and Nominating and Governance Committees is, an independent director pursuant to all applicable listing standards of Nasdaq. In addition, (i) each director who served as a member of the Audit Committee during 2025 also met, and each current member of the Audit Committee also meets, the additional independence standards for audit committee members established by the SEC, and (ii) each director who served as a member of the Compensation Committee during 2025 also qualified, and each current member of the Compensation Committee also qualifies, as a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Committees of the Board of Directors

There are currently three standing committees of the Board of Directors — an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Board of Directors has adopted written charters for each committee, which are available on our website at www.renxent.com.

The tables below set forth the responsibilities of each of the standing Board committees. The Audit Committee is comprised of Peter DeMaria, John Scott Magrane, Jr. and Christopher Melton, with Christopher Melton serving as the Chairman. The Compensation Committee is comprised of Peter DeMaria, John Scott Magrane, Jr. and Jeffrey Tweedy, with John Scott Magrane, Jr. serving as the Chairman. The Nominating and Governance Committee is comprised of Bjarne Borg, Peter DeMaria, Christopher Melton, and Jeffrey Tweedy, with Jeffrey Tweedy serving as the Chairman. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised solely of directors who have been determined by the Board of Directors to be independent in accordance with SEC regulations and Nasdaq listing standards (including the heightened independence standards for members of the Audit Committee and the Compensation Committee).

AUDIT COMMITTEE

Responsibilities

•   Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors

•   Pre-approve all audit and permitted non-audit services to be provided by the independent auditors

•   Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements

•   Review with the independent auditors the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time

•   Review and discuss the Company’s annual and quarterly financial statements with management and the independent auditors

•   Review and discuss with management the Company’s earnings press releases

•   Discuss Company policies and practices with respect to risk assessment and risk management

•   Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters

•   Review related party transactions

•   Review and discuss the Company’s policies regarding information technology security and protection from cyber risks

The responsibilities of the Audit Committee are further described in the Audit Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

Current Committee Members:

Peter DeMaria, John Scott Magrane, Jr. and Christopher Melton (Chair)

The Board of Directors has determined that Christopher Melton qualifies as an “audit committee financial expert” under applicable SEC rules.

COMPENSATION COMMITTEE

Responsibilities

•   Annually determine and approve the CEO’s compensation, based upon an evaluation of the CEO’s performance in light of approved corporate goals and objectives

•   Annually review and approve the compensation of the Company’s other executive officers

•   Review and approve and, when appropriate, recommend to the Board of Directors for approval, incentive compensation plans and equity-based plans of the Company

•   Review and approve and, when appropriate, recommend to the Board of Directors for approval any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers

•   Review, approve and, when appropriate, recommend to the Board of Directors for approval, stock ownership guidelines and monitor compliance therewith

•   Review, approve and, when appropriate, recommend to the Board of Directors for approval, the creation or revision of any clawback policy and oversee the application thereof

•   Annually review the potential risk to the Company from its compensation policies and practices

•   Periodically review the compensation paid to non-employee directors for their service and make recommendations to the Board of Directors for any adjustments

The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

Current Committee Members:

Peter DeMaria, John Scott Magrane, Jr. (Chair) and Jeffrey Tweedy

NOMINATING AND GOVERNANCE COMMITTEE

Responsibilities

•   Periodically make recommendations to the Board of Directors regarding the size and composition of the Board of Directors

•   Develop and recommend to the Board of Directors criteria for the selection of individuals to be considered as candidates for election to the Board of Directors

•   Identify and screen individuals qualified to become members of the Board of Directors

•   Review and make recommendations to the full Board whether members of the Board of Directors should stand for re-election

•   Recommend to the Board of Directors director nominees to fill vacancies

•   Recommend to the Board of Directors director nominees for stockholder approval at each annual or any special meeting of stockholders at which one or more directors are to be elected

•   Make recommendations to the Board of Directors regarding Board of Directors committee memberships

•   Develop and recommend to the Board of Directors a set of corporate governance guidelines and oversee the Company’s corporate governance practices

•   Review the Company’s strategies, activities, and policies regarding ESG matters and make recommendations to the Board of Directors

•   Oversee an annual evaluation of the Board of Directors and its committees

The responsibilities of the Nominating and Governance Committee are further described in the Nominating and Governance Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website.

Current Committee Members:

Bjarne Borg, Peter DeMaria, Christopher Melton and Jeffrey Tweedy (Chair)

Ad Hoc Committees

From time-to-time we may establish ad hoc committees to address particular matters.

Board’s Role in Risk Oversight

Our management is responsible for identifying risks facing our Company, including strategic, financial, operational, and regulatory risks, implementing risk management policies and procedures and managing our day-to-day risk exposure. The Board has overall responsibility for risk oversight, including, as part of regular Board of Directors and committee meetings, general oversight of executives’ management of risks relevant to the Company. While the full Board of Directors has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Compensation Committee and Nominating and Governance Committee, and each of the committees regularly reports to the Board of Directors.

The Audit Committee reviews and discusses with management and the Company’s auditors, as appropriate, financial risks. The Compensation Committee reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses at least annually the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

Members of the Company’s senior management team will periodically report to the full Board about their areas of responsibility and a component of these reports is risk within their area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Executive Sessions

Independent directors regularly meet in executive session at Board of Directors meetings without any members of management being present.

Director Service on other Boards

Directors should advise the chairman of the Nominating and Governance Committee before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses, non-profit entities or governmental units in order to allow the Company to conduct a review for potential conflicts and other issues. Directors are expected to refrain from accepting any such seat if the Board determines such position to be inadvisable and not in the Company’s bests interests.

Conduct of Board Meetings

In the absence of a Chairman, the Lead Director sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee of the Board are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion of the items at the meeting. At the invitation of the Board, members of senior management recommended by the Chairman, or the Lead director in the absence of a Chairman, attend Board meetings or portions thereof for the purpose of participating in discussions.

Corporate Code of Business Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers, and employees. The Corporate Code of Business Conduct and Ethics covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The Code of Business Conduct and Ethics is available on our website at www.renxent.com. We intend to post any amendments to or waivers from our Code of Business Conduct and Ethics at this location on our website.

Anti-Hedging and Anti-Pledging Policy

Pursuant to our Insider Trading Policy, we prohibit our directors, officers, and employees from purchasing any financial instrument or engaging in any other transaction, such as a prepaid variable forward, equity swap, collar or exchange fund, that is designed to hedge or offset any decrease in the market value of Company securities. Our Insider Trading Policy also prohibits our directors, officers, and employees from: (i) participating in short sales of Company securities; (ii) participating in a transaction involving publicly traded options, such as puts, calls or other derivative securities, related to Company securities; and (iii) holding Company securities in margin accounts or pledging Company securities as collateral for a loan.

Insider Trading Policy

We have adopted an Insider Trading Policy that is designed to promote compliance with federal and state securities laws and regulations, as well as the rules and regulations of Nasdaq. The Trading Policy provides our standards on trading and causing the trading of our securities while in possession of material non-public information. It prohibits trading in certain circumstances and applies to all of our directors, officers and employees as well as independent contractors or consultants. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors and executive officers and to such persons’ family members who live in such persons’ households. The Trading Policy also requires us to comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in our own securities.

Board and Committee Meetings

During our fiscal year ended December 31, 2025, the Board of Directors held seven (7) meetings. During our fiscal year ended December 31, 2025, our Audit Committee, Compensation Committee and Nominating and Governance Committee met four (4) times, two (2) times and one (1) time, respectively. In addition, the Board and each Board committee took action by written consent various times during fiscal 2025. During fiscal 2025, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the directors which were held during the period for which the director was a director, and (ii) the total number of meetings held by all committees of which the director was a member during the period that the director served.

Director Attendance at Annual Meetings

Absent sufficient cause, each director is expected to attend the Company’s annual meeting of stockholders, either in person or by remote communication. A director who is unable to attend the Company’s annual meeting of stockholders (which it is understood will occur on occasion) is expected to notify the Chairman or, in the absence of a Chairman, the Lead Director. Five of our directors attended our 2025 Annual Meeting.

Stockholder Communications with Directors

Stockholders desiring to communicate with the Board or any individual director may directly contact such director or directors by sending a letter addressed to the Board or the individual director c/o Corporate Secretary, RenX Enterprises Corp, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132. In the letter, the stockholder must identify himself, herself or themselves as a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication is being made by or on behalf of a stockholder before the communication is transmitted to the individual director or to the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system, during the fiscal year ended December 31, 2025, as well as during prior periods which were unreported, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent beneficial owners were complied with other than as follows: a Form 3 was filed late on July 11, 2025 and a Form 4 covering one transaction was filed late on each of October 2, 2025 and October 21, 2025 for James Burnham; a Form 3 was filed late on July 11, 2025 and a Form 4 covering one transaction was filed late on each of October 2, 2025 and October 21, 2025 for Anthony Cialone; a Form 4 covering one transaction was filed late on each of October 2, 2025, October 21, 2025 and December 29, 2025 for Bjarne Borg; a Form 4 covering one transaction was filed late on December 29, 2025 for Scott Magrane; a Form 4 covering one transaction was filed late on December 29, 2025 for Jeffrey Tweedy; a Form 4 covering one transaction was filed late on December 29, 2025 for Christopher Melton; and a Form 4 covering one transaction was filed late on December 29, 2025 for Peter DeMaria.

DIRECTOR COMPENSATION

Non-Employee Director Compensation 2025 Program

Our non-employee director compensation program is designed to provide competitive compensation necessary to attract and retain high quality outside directors and to encourage ownership of Company stock to further align their interests with those of our stockholders. For 2025, each director was given the option to select one of the following three compensation options quarterly (with payments to be made on or about April 1, 2025, July 1, 2025, October 1, 2025 and January 1, 2026):

Option A	Option B	Option C
• A cash retainer of $20,000, and	• A cash retainer of $10,000; and	• A grant of 40,000 RSUs that will vest after three months of continued service by the director.
• A grant of 20,000 restricted stock units (“RSUs”) that will vest after three months of continued service by the director.	• A grant of 30,000 RSUs that will vest after three months of continued service by the director.

Director Compensation Table for Fiscal 2025

The following table sets forth information regarding all forms of compensation that were both earned by and/or paid to each of our non-employee directors during the year ended December 31, 2025. Mr. Villarreal, our President and Chief Executive Officer, receives no compensation for his service as a director and is not included in the table below. The compensation arrangements for Mr. Villarreal are disclosed in the Summary Compensation Table set forth in the “Executive Compensation” section this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards(2)	Total
Bjorne Borg(3)	$40,000		$—	$40,000
James D. Burnham(3)	$75,000	(5)	$—	$75,000
Anthony M. Cialone(3)	$75,000	(5)	$—	$75,000
John Scott Magrane, Jr.	$80,000		$64,535	$144,535
Jeffrey Tweedy	$40,000		$56,090	$96,090
Peter DeMaria	$80,000		$64,535	$144,535
Paul Galvin(4)	$80,000		$56,090	$136,090
Alyssa Richardson(4)	$40,000		$56,090	$96,090
Yaniv Blumenfeld(4)	$80,000		$39,200	$119,200
Christopher Melton

____________

(1)      The amounts reported in this column represent the prorated portions paid or accrued in 2024 of: the annual cash retainer of $80,000 for serving on our board of directors, and cash retainers of $5,000 for serving as chair of our Audit Committee (in the case of Mr. Melton), $5,000 for serving as chair of our Compensation Committee (in the case of Mr. Magrane), $5,000 for serving as chair of our Nominating and Corporate Governance Committee (in the case of Mr. Tweedy) and $5,000 for serving as our Lead Director (in the case of Mr. Melton).

(2)      The amounts reported are based on the closing price of the Company’s common stock on the date of grant. These amounts do not reflect actual payments made to our directors. There can be no assurance that the assumed grant date fair value will ever be realized by any director.

(3)      Messrs. Borg, Burnham and Cialone were appointed as directors on June 17, 2025.

(4)      Mr. Galvin and Mrs. Richardson resigned from their positions as a director of the Company on June 17, 2025, and Mr. Blumenfeld resigned from his position as a director of the Company on June 23, 2025.

(5)      Represents payments made to Messrs. Burnham and Cialone pursuant to consulting agreements between the Company and Messrs. Burnham and Mr. Cialone; neither of Messrs. Burnham and Mr. Cialone received compensation for board services.

PROPOSAL 2
AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board of Directors has appointed M&K CPAS PLLC (“M&K”) as our independent registered accounting firm for the year ending December 31, 2026. A representative of M&K is not expected to be present either virtually or via teleconference at the Annual Meeting, and therefor will not be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of M&K by our stockholders is not required by law, our Amended and Restated Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interest and the best interests of our stockholders.

Independent Registered Public Accounting Firm Fees

Aggregate fees for professional services rendered by our independent registered public accounting firms to us as of and for the fiscal years ended December 31, 2025 and December 31, 2024 are set forth in the tables below:

Services Rendered(a)	2025	2024
Audit fees	$177,600	$96,966
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Totals	$177,600	$96,966

____________

(a)      The aggregate fees included in Audit Fees are fees billed for the fiscal years. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit fees include fees for professional services rendered for the audit for our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and fees related to securities registration statements and related comfort letter procedures, as well as services related to various offerings and our Form 10-K.

The Audit Committee has considered and determined that the services provided by M&K are compatible with M&K maintaining their independence.

Pre-Approval Policies and Procedures

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit services to be provided to the Company by our independent public accounting firms are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). All of the services provided by the independent registered public accounting firm during the fiscal years ended December 31, 2025 and December 31, 2024 were pre-approved by the Audit Committee.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve the ratification of the appointment of the registered public accounting firm. Abstentions will have the effect of a vote “AGAINST” this proposal. We do not expect there to be any broker-non-votes since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF M&K CPAS PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026

AUDIT COMMITTEE REPORT1

The Audit Committee reviews the Company’s financial reporting processes on behalf of the Board. Management is responsible for the financial statements and the reporting processes, including the internal control over financial reporting. The Company’s independent registered public accounting firm, M&K, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The Audit Committee has reviewed and discussed the audited financial statements with management.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Audit Committee has discussed with M&K the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and letters from M&K required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with M&K the independence of M&K from the Company and management.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Christopher Melton (Chairman)
John Scott Magrane, Jr.
Peter DeMaria

____________

1      The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of RenX Development Corp. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

the 2026 Private Placement Transactions

February 2026 Private Placement

On February 12, 2026, we entered into the February Purchase Agreement with the certain institutional investors (the “PIPE Investors”), pursuant to which we issued and sold to the PIPE Investors to the PIPE Investors, in the February Private Placement, senior convertible notes in the aggregate principal amount of $6,042,985.39 (the “February Notes”) and warrants to purchase an aggregate of 1,937,598 shares of Common Stock (which is equal to the face value of the February Notes divided by the exercise price of the warrants), consisting of (i) warrants to purchase 1,075,264 shares of Common Stock (the “Exercisable February Warrants”), which were exercisable immediately upon issuance, and (ii) the Additional February Warrants to purchase 862,335 shares of Common Stock, which were not exercisable upon issuance. The Exercisable February Warrants and the Additional February Warrants are collectively referred to as the “February Warrants.”

The February Private Placement closed on February 17, 2026. The net proceeds to us from the February Private Placement were approximately $5.4 million, after deducting placement agent fees and the payment of other offering expenses associated with the offering that were payable by us and excluding any deductions for make whole payments made to certain of the investors. Dawson James Securities, Inc. (“Dawson James”) served as our exclusive placement agent in connection with the February Private Placement.

The February Purchase Agreement

The February Purchase Agreement contains restrictive covenants which restrict our ability to issue securities or file additional registration statements. The February Purchase Agreement provides that until the date on which the February Notes are no longer outstanding, we will be prohibited from effecting or entering into an agreement to effect any issuance by us or any of our subsidiaries of Common Stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined therein).

Pursuant to the February Purchase Agreement, until 12 months after the date on which the February Notes are no longer outstanding, upon the Company or any of our subsidiaries issuing any securities, including Common Stock, preferred stock, Indebtedness (as defined in the February Purchase Agreement) or options or securities convertible into shares of Common Stock (a “Subsequent Financing”), the PIPE Investors have the right to participate in the Subsequent Financing up to an amount, in the aggregate, equal to 50% of the Subsequent Financing on the same terms, conditions and price provided for in the financing.

The February Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, each of the PIPE Investors represented to us, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act), and we sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Securities Issued

The February Notes

The February Notes mature 13 months from their date of issuance (subject to extension under certain circumstances), bear interest at a rate of 12% per annum, and are payable in ten monthly installments in an amount equal to 110% of (i) 1/10th of the principal of the February Notes (ii) plus accrued interest, with the first installment due and payable on the earlier of 180 days from the closing date or 90 days following the date that the registration statement registering the shares of Common Stock issuable upon conversion of the February Notes and exercise of the Exercisable February Warrants and February Warrants is declared effective by the SEC. The February Notes are unsecured and are senior to all other Indebtedness (as such term is defined in the February Notes) of the Company and our subsidiaries, with each February Note ranking pari passu with all other February Notes.

The February Notes are convertible, at the option of the holder, at any time after the date of issuance, into that number of shares of Common Stock equal to the principal amount of the February Notes, plus all accrued and unpaid interest and late charges and any other unpaid amounts, at a conversion price of $5.62 per share (the “February Note Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events. The holders of the February Notes are prohibited from converting the February Notes into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The February Notes are redeemable by us at any time, at our option, in whole or in part, at a redemption price equal to 110% of the sum of the principal amount to be redeemed plus accrued interest, if any.

The February Notes contain customary events of default. If an event of default occurs, from and after the occurrence, and during the continuance of, such event of default, the interest rate of the February Notes shall automatically increase to 18% per annum until such event of default is cured. Additionally, if an event of default occurs, the holders of outstanding February Notes may, regardless of whether such event of default has been cured, require us to redeem all or any portion of the outstanding February Notes at a price equal to the greater of (i) the product of (A) the value of the February Notes to be redeemed multiplied by (B) 110% and (ii) the product of (X) the value of the February Notes to be redeemed, divided by the February Conversion Price (the “February Conversion Rate”), multiplied by (Y) the product of (1) 110% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the we make the entire payment.

Pursuant to the February Notes, we shall not enter into or be a party to a Fundamental Transaction (as such term is defined in the February Notes) unless (i) the successor entity assumes in writing all of the obligations under the February Notes and the other transaction documents and (ii) the successor entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market, as set forth in the February Notes.

While the February Notes are outstanding, subject to certain exempt issuances, if we sells, offers or grant any option or right to purchase, or otherwise disposes of or sells any equity security or equity-linked or related security, any convertible securities any preferred stock or other securities, the holders of outstanding February Notes shall have the right, in their sole discretion, to require that we apply up to 30% of the gross proceeds from such sales or offers to redeem all, or any portion, of the outstanding February Notes at a price equal to 110% of the amount of the February Note being redeemed.

Without giving effect to any default interest or penalties which may accrue thereunder, assuming the full conversion of the February Notes plus accrued interest in full into Common Stock without regard to any conversion limitations set forth in the February Notes (assuming the February Notes accrued interest at 12% for a period of thirteen (13) months), approximately 1,215,048 shares of Common Stock would be issuable upon conversion of the February Notes.

The February Warrants

Exercise Price and Term

The Exercisable February Warrants are immediately exercisable upon issuance, have a term of six years from the date of issuance, and are exercisable for shares of Common Stock at a price of $3.1188 per share. The Additional February Warrants shall become exercisable on such date, if ever, that stockholder approval is obtained, have a term of six years from the date such stockholder approval is obtained, and will be exercisable for shares of Common Stock at a price of $3.1188 per share.

The exercise price and number of shares of Common Stock issuable upon exercise of the February Warrants are subject to customary adjustments pursuant to stock dividends, stock splits or similar events.

Stockholder Approval

Pursuant to the February Warrants, we agreed to file a proxy statement with the SEC within 45 days of the closing date of the February Private Placement (which 45 days was extended by an additional 28 days) and hold a meeting of stockholders at the earliest practical date after the date following the filing thereof (and in no event later than 90 days after the closing date, which 90 days has been extended by an additional 28 days) (the “February Stockholder Meeting Deadline”) for the purpose of obtaining such approval as may be required under the applicable rules of Nasdaq from our stockholders with respect to the issuance of all of the shares of Common Stock issuable upon exercise of the Additional February Warrants (the “Additional February Warrant Shares”) in accordance with their terms (including adjustment provisions set forth therein). We agreed to use our reasonable best efforts to obtain such stockholder approval, and are presenting Proposal 3 to our stockholders for approval at the Annual Meeting as an effort to obtain such stockholder approval.

If, despite our reasonable best efforts, stockholder approval is not obtained on or prior to the February Stockholder Meeting Deadline, we are obligated to cause an additional stockholder meeting to be held on or prior to the 90th calendar day following the failure to obtain the requisite stockholder approval. If, despite our reasonable best efforts stockholder approval is not obtained after such subsequent stockholder meetings, we shall cause an additional stockholder meeting to be held every 90 days thereafter until such stockholder approval is obtained, or the February Warrants are no longer outstanding, whichever is sooner.

Cashless Exercise

In the event there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the shares of Common Stock issuable upon exercise of the February Warrants (the “February Warrant Shares”), the February Warrants may be exercised, in whole or in part, by means of a “cashless exercise” in which case the holder will be entitled to receive a number of February Warrant Shares equal to the quotient obtained by dividing, (x) (A) as applicable, the volume weighted average price (“VWAP”) of the Common Stock on the date immediately preceding the exercise date (if the notice of exercise is (1) both executed and delivered on a day that is not a Trading Day (as defined in the February Warrant) or (2) both executed and delivered on a Trading Day prior to the opening of “regular trading hours) or the bid price of the Common Stock as of the time of the holder’s execution of the applicable notice of exercise (if the notice of exercise is executed during “regular trading hours” on a Trading Day), less the exercise price of the February Warrant, multiplied by (B) the number of February Warrant Shares that would be issuable upon exercise of the February Warrant if the exercise were by means of a cash exercise rather than a cashless exercise, by (y) the price used in (A).

Fundamental Transaction

If a Fundamental Transaction (as such term is defined in the February Warrants) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the February Warrants with the same effect as if such successor entity had been named in the February Warrant itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the February Warrant following such Fundamental Transaction. In certain circumstances, the holder will have the right to receive the Black Scholes Value of the February Warrant calculated pursuant to a formula set forth in the February Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of the Common Stock as described in the February Warrants.

Rights of Holder

Except as otherwise provided in the February Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of a February Warrant does not have the rights or privileges of a holder of the Common Stock, including any voting rights, until the holder exercises the February Warrant.

Limitations on Exercise

The holders of the February Warrants are prohibited from exercising the February Warrants for shares of Common Stock if, as a result of such exercise, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The Registration Rights Agreement

In connection with the February Private Placement, we entered into a registration rights agreement (the “February RRA”), dated February 12, 2026, with the PIPE Investors, pursuant to which we agreed to prepare and file a registration statement with the SEC registering the resale of: (a) all February Warrant Shares then issued and issuable upon exercise of the February Warrants (assuming on such date the February Warrants are exercised in full without regard to any exercise limitations therein), (b) all shares of Common Stock (the “February Conversion Shares”) then issued and issuable upon conversion of the February Notes (assuming on such date the February Notes are converted in full without regard to any conversion limitations therein), (c) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the February Warrants and/or the February Notes, as applicable (without giving effect to any limitations on exercise set forth in the February Warrants and/or the February Notes, as applicable) and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, the “February Registrable Securities”) no later than 30 calendar days after the closing date and to use our commercially reasonable efforts to have the registration statement declared effective as promptly as possible thereafter, and in any event not more than 45 days following the closing date, which 45 days has been extended by an additional 12 days.

The Company filed a registration statement (the “Initial Registration Statement”) covering the February Registrable Securities on February 17, 2026. In response to an oral comment issued by the SEC in relation to the Initial Registration Statement, that the shares of Common Stock issuable upon exercise of the Additional February Warrants could not be registered for resale unless and until stockholder approval was obtained, the Company and the PIPE Investors agreed to remove the Additional February Warrant Shares from the Initial Registration Statement. The Initial Registration Statement related to the February Registrable Securities, other than the Additional February Warrant Shares, was declared effective by the SEC on April 15, 2026. The Company and the PIPE Investors further agreed that the Company would prepare and file with the SEC, on or prior to the tenth calendar day after obtaining the requisite stockholder approval related to the exercise of the Additional February Warrants, a registration statement covering the resale of the Additional February Warrant Shares and to use its commercially reasonable efforts to have such registration statement declared effective as promptly as possible thereafter.

The February RRA further provides that we shall use commercially reasonable efforts to keep such registration statement(s) effective at all times until all February Registrable Securities covered by such registration statement(s) have been sold or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144.

April 2026 Private Placement

On April 30, 2026, we entered into the April Purchase Agreement with the PIPE Investors, pursuant to which we (i) issued and sold to the PIPE Investors, at the initial closing on May 4, 2026 (the “Initial Closing”), April Notes in the aggregate principal amount of $6,300,000 (the “Initial April Notes”) and warrants (the “Initial April Warrants”) to purchase an aggregate of 3,917,099 shares of Common Stock (which is equal to 180% of the face value of the Initial April Notes divided by the Initial April Conversion Price, as defined below); (ii) agreed to issue and sell to the PIPE Investors, at the second closing (the “Second Closing”), April Notes in the aggregate principal amount of $6,700,000 (the “Second April Notes”) and warrants (the “Second April Warrants”) to purchase an aggregate of 4,165,805 shares of Common Stock (which is equal to 180% of the face value of the Second April Notes divided by the Initial April Conversion Price), such issuance to occur promptly after effectiveness of a registration statement registering the shares of Common Stock issuable upon conversion of the Initial April Notes (the “Initial April Conversion Shares”) and the Second April Notes (the “Second April Conversion Shares”), in each case calculated based on the Initial April Conversion Price, and the shares of Common Stock issuable upon exercise of the Initial April Warrants (the “Initial April Warrant Shares”) and the Second April Warrants (the “Second April Warrant Shares”); and (iii) agreed to sell and issue to the PIPE Investors, additional April Notes in the aggregate principal amount of up to $87,000,000 (the “Additional April Notes”) and warrants (the “Additional April Warrants”) to purchase a number of shares of Common Stock equal to 180% of the principal amount of the Additional April Notes that are issued divided by the Initial April Conversion Price (the “Additional April Warrant Shares”), such issuances of Additional Notes and Additional Warrants to be at additional closings (each, an “Additional Closing”) from time to time as determined by us and the PIPE Investors, subject to our and the PIPE Investors’ mutual consent to such sales and issuances (the “April Private Placement”). The Initial April Notes, Second April Notes and the Additional April Notes are hereinafter referred to collectively as the “April Notes.” The Initial April Warrants, Second April Warrants and Additional April Warrants are hereinafter collectively referred to as the “April Warrants.” The Initial April Conversion Shares, Second April Conversion Shares and Additional April Conversion Shares are hereinafter collectively referred to as the “April Conversion Shares.”

The April Notes currently are, to the extent already issued, and will be, to the extent not yet issued, convertible into April Conversion Shares at the Initial April Conversion Price, and the April Warrants are, to the extent already issued, and will be, to the extent not yet issued, exercisable at the exercise price of the April Warrants, respectively. However, pursuant to the April Purchase Agreement and Nasdaq Listing Rule 5635(d), the conversion price of the April Notes may not be decreased below the Initial April Conversion Price unless and until stockholder approval of such adjustment, and the issuance of the additional shares of Common Stock that may result from such adjustment, is approved by our stockholders.

The Initial Closing

The Initial April Notes bear interest at a rate of 10% per annum, will mature 12 months from the date of issuance, subject to limited extension and, without taking into account any accrued and unpaid interest, are initially convertible, at the option of the holder, into an aggregate of 2,176,168 shares of Common Stock, based on a conversion price of $2.895 per share (the “Initial April Conversion Price”). Assuming that the Initial April Notes accrue interest at 10% for a period of twelve (12) months, the Initial April Notes would be convertible into an aggregate of 2,393,784 shares of Common Stock, based on the Initial April Conversion Price. The Initial April Warrants have a term of six years from the date of issuance and are exercisable at a price of $2.67 per share of Common Stock (the “April Exercise Price”).

The Initial Closing of the April Private Placement closed on May 4, 2026. The net proceeds to us from the Initial Closing of the April Private Placement were approximately $5.7 million, after deducting placement agent fees and the payment of other offering expenses associated with the offering that were payable by us. Dawson James served as our exclusive placement agent in connection with the April Private Placement.

The Second Closing

Subject to the satisfaction of certain closing conditions, the Second Closing shall occur promptly after effectiveness of a registration statement registering the Initial April Conversion Shares and Second April Conversion Shares, in each case calculated based on the Initial April Conversion Price, and the Initial April Warrant Shares and the Second April Warrant Shares.

The Second April Notes shall have the same terms as the Initial April Notes, and, without taking into account any accrued and unpaid interest, will initially be convertible, at the option of the holder, into an aggregate of 2,314,336 shares of Common Stock, based on the Initial April Conversion Price. Assuming that the Second April Notes accrue interest at 10% for a period of twelve (12) months, the Second April Notes would be convertible into an aggregate of 2,545,770 shares of Common Stock, based on the Initial April Conversion Price. The Second April Warrants will have a term of six years from the date of issuance and will be exercisable at the April Exercise Price.

The net proceeds to us from the Second Closing of the April Private Placement are expected to be approximately $6.4 million, after deducting placement agent fees and the payment of other offering expenses associated with the offering that will be payable by us. Pursuant to the April Purchase Agreement, we agreed to use net proceeds from the April Private Placement, following the Second Closing, for the repayment of the outstanding February Notes, in an amount equal to 110% of the outstanding aggregate principal amount of such February Notes.

Additional Closings

Subject to the satisfaction of certain closing conditions, including the mutual agreement of us and the PIPE Investors, Additional Closings for an aggregate of up to $87,000,000 may occur from time to time after the Second Closing. There can be no assurances that any Additional Closings will occur.

The Additional April Notes, if any, shall have the same terms as the Initial April Notes, and, without taking into account any accrued and unpaid interest, will be initially convertible, at the option of the holder, into an aggregate of up to 30,051,816 shares. Assuming that all Additional April Notes are issued and sold and that such Additional April Notes accrue interest at 10% for a period of 12 months, the Additional April Notes would be convertible into an aggregate of 33,056,996 shares of common stock, based on the Initial April Conversion Price. The Additional Warrants, if any, will have a term of six years from the date of issuance and will be exercisable at the April Exercise Price.

The April Purchase Agreement

The April Purchase Agreement contains restrictive covenants which restrict our ability to issue securities or file additional registration statements. The April Purchase Agreement further provides that until the date on which the April Notes are no longer outstanding, we will be prohibited from effecting or entering into an agreement to effect any issuance by us or any of our subsidiaries of Common Stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined therein).

Pursuant to the April Purchase Agreement, until 12 months after the date on which the April Notes are no longer outstanding, upon the Company or any of our subsidiaries issuing any securities, including Common Stock, preferred stock, Indebtedness (as defined in the April Purchase Agreement) or options or securities convertible into shares of Common Stock (a “Subsequent Financing”), the PIPE Investors shall have the right to participate in the Subsequent Financing up to an amount, in the aggregate, equal to 50% of the Subsequent Financing on the same terms, conditions and price provided for in the financing.

Pursuant to the April Purchase Agreement, we also agreed to restructure or equitize certain outstanding promissory notes previously issued to related parties, in the aggregate principal amount of $6,305,517, no later than 30 calendar days following the Initial Closing Date.

Pursuant to the April Purchase Agreement, we agreed to hold a meeting of stockholders at the earliest practical date after the Initial Closing Date (and in no event later than 60 days after the Initial Closing Date) (the “Stockholder Meeting Deadline”) and use our reasonable best efforts to obtain (i) such approval as may be required under the applicable rules of Nasdaq from the Company’s stockholders with respect to the issuance Conversion Shares at the Alternate Conversion Price (which is being sought by Proposals 4 and 5 hereof) and (ii) approval from our stockholders of a reverse stock split of Common Stock at a ratio to be determined by our Board in its discretion (which is being sought by Proposal 6 hereof) (the “Stockholder Approval”).

If, despite our reasonable best efforts the Stockholder Approval is not obtained within 180 days of the Initial Closing Date, we are obligated to cause an additional stockholder meeting to be held within 120 days thereafter.

The April Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, each of the PIPE Investors represented to us, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act), and we sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Securities Issued and to be Issued

The April Notes

The April Notes mature 12 months from their date of issuance (subject to extension under certain circumstances), bear interest at a rate of 10% per annum, and are payable in full 12 months from the date of issuance. The April Notes are unsecured and are senior to all other Indebtedness (as such term is defined in the April Notes) of the Company and our subsidiaries, with each April Note ranking pari passu with all other April Notes.

The April Notes are initially convertible, at the option of the holder, at any time after the date of issuance, into that number of shares of Common Stock equal to the principal amount of the April Notes, plus all accrued and unpaid interest and late charges and any other unpaid amounts, at the Initial April Conversion Price of $2.895 per share, subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events. Subject to receipt of the stockholder approval sought by Proposals 4 and 5 in this proxy statement, the holders of the April Notes shall have the right, at any time after the later of (i) the date of the receipt of such stockholder approval and (ii) 120 calendar days following the Initial Closing Date, to convert their April Notes or any portion thereof into shares of Common Stock at a conversion price (the “Alternate Conversion Price”) equal to the greater of (x) a floor price of $0.534 (which is equal to 20% of the Nasdaq Minimum Price applicable to the Initial Notes) (the “Floor Price”) and (y) 92% of the lowest VWAP in the ten trading days prior to the date of such conversion.

The holders of the April Notes are prohibited from converting the April Notes into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The April Notes are redeemable by us at any time, at our option, in whole or in part, at a redemption price equal to 110% of the sum of the principal amount to be redeemed plus accrued interest, if any.

The April Notes contain customary events of default. If an event of default occurs, from and after the occurrence, and during the continuance of, such event of default, the interest rate of the April Notes shall automatically increase to 18% per annum until such event of default is cured. Additionally, if an event of default occurs, the holders of outstanding April Notes may, regardless of whether such event of default has been cured, require us to redeem all or any portion of the outstanding April Notes at a price equal to the greater of (i) the product of (A) the value of the April Notes to be redeemed multiplied by (B) 110% and (ii) the product of (X) the value of the April Notes to be redeemed, divided by the Initial April Conversion Price, multiplied by (Y) the product of (1) 110% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the we make the entire payment.

Pursuant to the April Notes, we shall not enter into or be a party to a Fundamental Transaction (as such term is defined in the April Notes) unless (i) the successor entity assumes in writing all of the obligations under the April Notes and the other transaction documents and (ii) the successor entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market, as set forth in the April Notes.

While the April Notes are outstanding, subject to certain exempt issuances, if we sell, offer or grant any option or right to purchase, or otherwise disposes of or sells any equity security or equity-linked or related security, any convertible securities any preferred stock or other securities, the holders of outstanding April Notes shall have the right, in their sole discretion, to require that we apply up to 30% of the gross proceeds from such sales or offers to redeem all, or any portion, of the outstanding April Notes at a price equal to 110% of the amount of the April Note being redeemed.

Without giving effect to any default interest or penalties which may accrue thereunder, assuming the full conversion of the April Notes plus accrued interest in full into Common Stock without regard to any conversion limitations set forth in the April Notes (assuming the April Notes accrued interest at 10% for a period of twelve (12) months) and that the April Notes are converted at the Initial April Conversion Price, approximately 2,393,784, 2,545,770 and 33,056,996 shares of Common Stock would be issuable upon conversion of the Initial April Notes, the Second April Notes and the Additional April Notes, respectively.

Without giving effect to any default interest or penalties which may accrue thereunder, assuming the full conversion of the April Notes plus accrued interest in full into Common Stock without regard to any conversion limitations set forth in the April Notes (assuming the April Notes accrued interest at 10% for a period of twelve (12) months) and that the April Notes are converted at the Floor Price, approximately 12,977,530, 13,801,499 and 179,213,485 shares of Common Stock would be issuable upon conversion of the Initial April Notes, the Second April Notes and the Additional April Notes, respectively.

The April Warrants

Exercise Price

The April Warrants are immediately exercisable upon issuance, have a term of six years from the date of issuance, and are exercisable for shares of Common Stock at a price of $2.67 per share; provided that the exercise price and number of shares of Common Stock issuable upon exercise of the April Warrants are subject to customary adjustments pursuant to stock dividends, stock splits or similar events.

Cashless Exercise

In the event there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the shares of Common Stock issuable upon exercise of the outstanding April Warrants (the “April Warrant Shares”), the April Warrants may be exercised, in whole or in part, by means of a “cashless exercise” in which case the holder will be entitled to receive a number of April Warrant Shares equal to the quotient obtained by dividing, (x) (A) as applicable, the VWAP of the Common Stock on the date immediately preceding the exercise date (if the notice of exercise is (1) both executed and delivered on a day that is not a Trading Day (as defined in the April Warrant) or (2) both executed and delivered on a Trading Day prior to the opening of “regular trading hours) or the bid price of the Common Stock as of the time of the holder’s execution of the applicable notice of exercise (if the notice of exercise is executed during “regular trading hours” on a Trading Day), less the exercise price of the April Warrant, multiplied by (B) the number of April Warrant Shares that would be issuable upon exercise of the April Warrant if the exercise were by means of a cash exercise rather than a cashless exercise, by (y) the price used in (A).

Fundamental Transaction

If a Fundamental Transaction (as such term is defined in the April Warrants) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the April Warrants with the same effect as if such successor entity had been named in the April Warrant itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the April Warrant following such Fundamental Transaction. In certain circumstances, the holder will have the right to receive the Black Scholes Value of the April Warrant calculated pursuant to a formula set forth in the April Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of the Common Stock as described in the April Warrants.

Rights of Holder

Except as otherwise provided in the April Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of an April Warrant does not have the rights or privileges of a holder of the Common Stock, including any voting rights, until the holder exercises the April Warrant.

Limitations on Exercise

The holders of the April Warrants are prohibited from exercising the April Warrants for shares of Common Stock if, as a result of such exercises, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The Registration Rights Agreement

In connection with the April Private Placement, we entered into a registration rights agreement (the “April RRA”), dated April 30, 2026, with the PIPE Investors, pursuant to which we agreed to prepare and file a registration statement (the “Initial Registration Statement”) with the SEC within 15 days following the Initial Closing registering the resale of: (a) the Initial April Conversion Shares then issued and issuable upon conversion of the Initial April Notes (assuming on such date the Initial April Notes are converted in full at the Initial Conversion Price without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable upon exercise of the Initial April Warrants (without giving effect to any limitations on exercise), (c) the Second April Conversion Shares to be issuable upon conversion of the Second April Notes at the Initial Conversion Price to be issued upon effectiveness of the initial registration statement (assuming on such date the Second April Notes are converted in full at the Initial Conversion Price without regard to any conversion limitations therein), and (d) all shares of Common Stock issuable upon exercise of the Second April Warrants (without giving effect to any limitations on exercise). We also agreed to file a second registration agreement registering the difference between (i) the sum of the Initial April Conversion Shares and the Second April Conversion Shares assuming conversion at the Floor Price and (ii) the Initial April Conversion Shares and the Second April Conversion Shares registered pursuant to the Initial Registration Statement. In addition, we agreed to file additional registration statements registering the Additional April Conversion Shares and the shares of Common Stock issuable upon exercise of any Additional April Warrants assuming conversion in full at the Floor Price. We also agreed to register any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, the “April Registrable Securities”). We also agreed use our commercially reasonable efforts to have the registration statement declared effective as promptly as possible thereafter, and in any event not more than 60 days following the closing date, which 60 days has been extended by an additional 12 days (or 75 days following the closing date in the event of a “full review” by the SEC). If certain of our obligations under the February RRA are not met, we are required to pay the PIPE Investors liquidated damages. The April RRA further provides that we shall use commercially reasonable efforts to keep such registration statement effective at all times until all February Registrable Securities covered by such registration statement have been sold or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144.

PROPOSAL 3
ADDITIONAL FEBRUARY WARRANT EXERCISE PROPOSAL

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq. We are seeking stockholder approval of the Additional February Warrant Exercise Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”), regardless of whether such shares are issued to one person or group or are more widely distributed.

The February Notes and the Exercisable February Warrants were sold and issued, together, at the Minimum Price. However, the Additional February Warrants were sold at a price below the Minimum Price. As a result, the exercise of such Additional February Warrants without first obtaining stockholder approval of such exercise, would result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to execution of the February Purchase Agreement at a price below the Minimum Price in the February Private Placement. Accordingly, in accordance with Nasdaq Rule 5635(d), we are seeking stockholder approval to authorize the exercise of the Additional February Warrants and the issuance of up to 862,335 Additional February Warrant Shares in connection therewith.

If the Additional February Warrant Exercise Proposal is not approved by our stockholders, the Additional February Warrants will not be exercisable. In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders thereof to exercise the Additional February Warrants, our stockholders must approve the Additional February Warrant Exercise Proposal.

Our Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the February Private Placement and the transactions described under “The February 2026 Private Placement,” above, as the transaction has already been completed. Our Board is also not seeking approval of our stockholders to authorize the conversion of the February Notes, including the issuance of the February Conversion Shares issuable upon conversion thereof, as the February Notes were issued at a price equal to the Minimum Price (as determined under Nasdaq rules), and stockholder approval is therefore not required with respect thereto. In addition, our Board is not seeking approval of our stockholders to authorize the exercise of the Exercisable February Warrants, including the issuance of the Exercisable February Warrant Shares, as the February Warrants were also issued at a price equal to the Minimum Price (as determined under Nasdaq rules), and stockholder approval is therefore not required with respect thereto.

We are solely seeking stockholder approval under this Additional February Warrant Exercise Proposal to comply with Nasdaq Listing Rule 5635(d) and to authorize the exercise of the Additional February Warrants and the issuance of the Additional February Warrant Shares in connection therewith.

If stockholder approval is obtained, we cannot predict, if the holders of the Additional February Warrants will exercise the Additional February Warrants, or how many of such Additional February Warrants will be exercised. The issuance of the Additional February Warrant Shares may result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to execution of the February Purchase Agreement. Therefore, we are seeking stockholder approval under this Additional February Warrant Exercise Proposal to fully issue all February Warrant Shares that are issuable upon the exercise of the February Warrants pursuant to the February Purchase Agreement and the February Warrants (without regard to any limitations set forth thereon).

Potential Consequences if the Additional February Warrant Exercise Proposal is Not Approved

The failure of our stockholders to approve the Additional February Warrant Exercise Proposal will mean that (i) we cannot permit the exercise of the Additional February Warrants, which would prevent us from benefiting from any additional proceeds that we would receive upon the exercise of such Additional February Warrants by the holders thereof for cash, and (ii) we may incur substantial additional costs and expenses.

As discussed above, in connection with the February Private Placement and the issuance of the February Warrants, we agreed to file a proxy statement with the SEC within 45 days of the closing date of the February Private Placement (which 45 days was extended by an additional 28 days) and hold a meeting of stockholders at the earliest practical date after the date following the filing thereof (and in no event later than the February Stockholder Meeting Deadline for the purpose of obtaining stockholder approval of the matters contemplated by this Proposal 3. If we do not receive the approval contemplated in this Proposal 3, we will be contractually required to bring this matter for a stockholder vote 90 days thereafter and if not approved at such subsequent meeting, we are required to continue to seek stockholder approval every 90 days thereafter until such stockholder approval is obtained. Accordingly, if our stockholders do not approve the Additional February Warrant Exercise Proposal, we will likely be required to hold one or more additional special meetings of stockholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our business and our financial condition. It may also discourage future investors from engaging in future financings with us.

Potential Adverse Effects of the Approval of the Additional February Warrant Exercise Proposal

If the Additional February Warrant Exercise Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of February Warrant Shares upon the exercise of the February Warrants. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock. Assuming that the holders thereof exercise the Additional February Warrants in full, such exercises would result in the issuance of up to 862,335 shares of our Common Stock. In that case, the ownership interest of our existing stockholders would be correspondingly reduced.

Required Vote and Recommendation of Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve this Proposal 3. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADDITIONAL FEBRUARY WARRANT EXERCISE PROPOSAL

PROPOSAL 4
INITIAL APRIL NOTE AND SECOND APRIL NOTE CONVERSION PROPOSAL

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, We are seeking stockholder approval of the Initial April Note and Second April Note Conversion Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than Minimum Price, regardless of whether such shares are issued to one person or group or are more widely distributed.

As discussed above, in connection with the April Private Placement, upon issuance, the Initial April Notes and the Second April Notes are and will be convertible into shares of our Common Stock at the Initial April Conversion Price of $2.895 per share, without the need to obtain stockholder approval of such conversions as the Initial April Notes were, and the Second April Notes will be, together with the Initial April Warrants and Second April Warrants, sold and issued at a price equal to the Minimum Price. However, as discussed in further detail, above, the Initial April Notes and the Second April Notes contain certain adjustment provisions that may result in the reduction of the conversion price thereof to a price that would cause such sales to fall below the Minimum Price under Nasdaq rules. The issuance of Common Stock upon the conversion of the Initial April Notes and the Second April Notes at the Alternate Conversion Price (which will not fall below the Floor Price of $0.534) prior to obtaining stockholder approval of the decrease in the conversion price would result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to the execution of the April Purchase Agreement at a price below the Minimum Price in the April Private Placement.

In connection with the execution of the April Purchase Agreement, we agreed to hold a meeting of stockholders to obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of our Common Stock that are issuable pursuant to the Initial April Notes and the Second April Notes, including the Initial April Conversion Shares and the Second April Conversion Shares that would be issuable if the conversion price were adjusted to the Floor Price.

Accordingly, in accordance with Nasdaq Rule 5635(d), in this Proposal 4, we are seeking stockholder approval of the issuance of an aggregate of up to 26,779,029 shares of Common Stock upon the conversion of the Initial April Notes issued at the Initial Closing and the Second April Notes to be issued at the Second Closing, assuming the conversion price of the Initial April Notes and the Second April Notes is reduced to the Floor Price and that all such Initial April Notes and Second April Notes accrue interest at 10% for 12 months.

By approving the issuance of up to an aggregate of 26,779,029 shares of Common Stock upon conversion of the Initial April Notes and Second April Notes at the Floor Price, stockholders are also approving the adjustment terms to the conversion price of the Initial April Notes and Second April Notes from the Initial Conversion Price to the Alternate Conversion Price, including the reduction to the applicable conversion price down to the Floor Price, in accordance with the terms of the April Notes. Because the Alternate Conversion Price of the Initial April Notes and Second April Notes is not fixed (provided that it may not fall below the Floor Price), the number of shares of Common Stock that will actually be issued upon the conversion of the Initial April Notes and Second April Notes, if any, cannot be ascertained at this time. We cannot predict if, or the extent to which, the holders of the Initial April Notes and the Second April Notes will convert their Initial April Notes and the Second April Notes into Common Stock.

If this Proposal 4 is not approved by our stockholders, the Initial April Notes that have been issued and the Second April Notes that may be issued will still be convertible at the Initial April Conversion Price; however, the conversion price will not be able to be adjusted to allow for the conversion of the Initial April Notes and Second April Notes at the Alternate Conversion Price. In order to comply with Nasdaq Listing Rule 5635(d) and permit the adjustment of the conversion price of the Initial April Notes issued at the Initial Closing and the Second April Notes to be issued at the Second Closing to below the Minimum Price, our stockholders must approve this Proposal 4.

Our Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the April Private Placement and the transaction described under “The April 2026 Private Placement,” above, as the transaction has already been completed. Our Board is also not seeking approval of our stockholders to authorize the conversion of the Initial April Notes or the Second April Notes at the Initial April Conversion Price or the exercise of the April Warrants, including the issuance of the shares of Common Stock issuable upon conversion or exercise thereof, respectively, as the Initial April Notes and the Second April Notes at the Initial April Conversion Price and the April Warrants were, and will be, sold and issued at a price equal to the Minimum Price (as determined under Nasdaq rules), and stockholder approval is therefore not required with respect thereto.

We are solely seeking stockholder approval under this Initial April Note and Second April Note Conversion Proposal (Proposal 4) to comply with Nasdaq Listing Rule 5635(d) and to authorize the adjustment of the conversion price to the Alternate Conversion Price (not to fall below the Floor Price), including the issuance of the additional Initial April Conversion Shares and Second April Conversion Shares that would result from the adjustment of the conversion price of the Initial April Notes and the Second April Notes to the Alternate Conversion Price.

Potential Consequences if this Initial April Note and Second April Note Conversion Proposal is Not Approved

This Initial April Note and Second April Note Conversion Proposal relates only to the conversion of the Initial April Notes and the Second April Notes at the Alternate Conversion Price, and does not relate to the conversion of any Additional April Notes that may be issued at Additional Closings. The failure of our stockholders to approve this Initial April Note and Second April Note Conversion Proposal will mean that (i) we would be unable to issue the Initial April Conversion Shares and Second April Conversion Shares in full based on the Floor Price, as contemplated by the terms of the April Notes, (ii) we would likely be unable to complete Additional Closings and take full advantage of the opportunity to raise additional capital pursuant to the April Purchase Agreement, and (iii) we may incur substantial additional costs and expenses. Additionally, in the event that the applicable conversion price of the Initial April Notes and Second April Notes is higher than the market price of our Common Stock, it is unlikely that the holders of the Initial April Notes and Second April Notes will elect to convert their notes into shares of our Common Stock, which would mean that we would be required to utilize cash on hand to repay the Initial April Notes and Second April Notes in full on the maturity date. This would deplete our cash reserves and take away from working capital that we could use to aid in the development and growth of our business.

The Additional April Note Conversion Proposal (Proposal 5, below) relates only to the conversion of any Additional April Notes that may be issued in the future at the Alternate Conversion Price, and is separate and apart from this Initial April Note and Second April Note Proposal (Proposal 4).

As discussed above, in connection with the April Private Placement and the Initial Closing, we agreed to hold a meeting of stockholders no later than sixty (60) days after the date of the Initial Closing for the purpose of obtaining stockholder approval of the matters contemplated by Proposals 4 and 5. If we do not receive the approvals contemplated in both of Proposals 4 and 5 and within 180 days of the date of the Initial Closing, then we will be contractually required to bring this matter for a stockholder vote within 120 days thereafter. Accordingly, if our stockholders do not approve the Initial April Note and Second April Note Conversion Proposal or the Additional April Note Conversion Proposal, we will likely be required to hold one or more additional special meetings of stockholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our business and our financial condition. It may also discourage future investors from engaging in future financings with us.

Potential Adverse Effects of the Approval of the Initial April Note and Second April Note Conversion Proposal

If this Initial April Note and Second April Note Conversion Proposal is not approved, and the conversion price remains at $2.895 per share, assuming (i) that the full $13.0 million in Initial April Notes and Second April Notes are sold and issued pursuant to the April Purchase Agreement, and (ii) and that all such April Notes accrue interest at 10% for 12 months, the conversion of the Initial April Notes and Second April Notes would result in the issuance of up to 4,939,554 shares of our Common Stock. If this Initial April Note and Second April Note Conversion Proposal is approved and the conversion price of the Initial April Notes and Second April Notes is lowered to the Floor Price, assuming (i) the full adjustment of the Initial April Conversion Price to the Floor Price of $0.534 per share, (ii) that the full $13.0 million in Initial April Notes and Second April Notes are sold and issued pursuant to the April Purchase

Agreement, and (iii) and that all such Initial April Notes and Second April Notes accrue interest at 10% for 12 months, the conversion of the Initial April Notes and Second April Notes would result in the issuance of up to 26,779,029 shares of our Common Stock. Accordingly, approval of this Initial April Note and Second April Note Conversion Proposal could result in the issuance of up to an additional 21,839,475 shares of Common Stock upon conversion of the Initial April Notes and Second April Notes. In that case, the ownership interest of our existing stockholders would be correspondingly reduced.

If the Initial April Note and Second April Note Conversion Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of Common Stock resulting from the decrease in the Initial Conversion Price of the Initial April Notes and the Second April Notes upon the conversion of the Initial April Notes and/or the Second April Notes. In addition, the sale into the public market of these additional shares of Common Stock resulting from the decrease in the Initial Conversion Price could materially and adversely affect the market price of our Common Stock.

Required Vote and Recommendation of Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve this Proposal 4. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS INITIAL APRIL NOTE AND SECOND APRIL NOTE CONVERSION PROPOSAL

PROPOSAL 5
THE ADDITIONAL APRIL NOTE CONVERSION PROPOSAL

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, We are seeking stockholder approval of the Initial April Note and Second April Note Conversion Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for a price that is less than Minimum Price, regardless of whether such shares are issued to one person or group or are more widely distributed.

As discussed above, in connection with the April Private Placement, upon issuance, the Additional Notes will be convertible into shares of our Common Stock at the Initial April Conversion Price of $2.895 per share, without the need to obtain stockholder approval of such conversions as the Additional April Notes will be, together with the Additional Warrants, sold and at a price equal to the Minimum Price. However, as discussed in further detail, above, the Additional April Notes contain certain adjustment provisions that may result in the reduction of the conversion price thereof to a price that would cause such sales to fall below the Minimum Price under Nasdaq rules. The issuance of Common Stock upon the conversion of the Additional April Notes at the Alternate Conversion Price (which will not fall below the Floor Price of $0.534) prior to obtaining stockholder approval of the decrease in the conversion price would result in the Company issuing more than 20% of the amount of Common Stock issued and outstanding prior to the execution of the April Purchase Agreement at a price below the Minimum Price in the April Private Placement.

In connection with the execution of the April Purchase Agreement, we agreed to hold a meeting of stockholders to obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of our Common Stock that are issuable pursuant to the Additional April Notes, including the Additional April Conversion Shares that would be issuable if the conversion price were adjusted to the Floor Price.

Accordingly, in accordance with Nasdaq Rule 5635(d), in this Proposal 5, we are seeking stockholder approval of the issuance of an aggregate of up to 179,213,485 Additional April Conversion Shares upon the conversion of the Additional April Notes that may be issued at Additional Closings pursuant to the April Purchase Agreement, in the aggregate principal amount of up to $87,000,000, assuming the conversion price of the Additional April Notes is reduced to the Floor Price and that all such Additional April Notes accrue interest at 10% for 12 months.

By approving the issuance of up to an aggregate of 179,213,485 shares of Common Stock upon conversion of the Additional April Notes at the Floor Price, stockholders are also approving the adjustment terms to the conversion price of the Additional April Notes from the Initial Conversion Price to the Alternate Conversion Price, including the reduction to the applicable conversion price down to the Floor Price, in accordance with the terms of the Additional April Notes. Because the Alternate Conversion Price of the Additional April Notes is not fixed (provided that it may not fall below the Floor Price), the number of shares of Common Stock that will actually be issued upon the conversion of the Additional April Notes, if any, cannot be ascertained at this time. We cannot predict if, or the extent to which, the holders of the Additional April Notes will convert their Additional April Notes into Common Stock.

If this Proposal 5 is not approved by our stockholders, the Additional April Notes that may be issued will still be convertible at the Initial April Conversion Price; however, the conversion price will not be able to be adjusted to allow for the conversion of the Additional April Notes at the Alternate Conversion Price. In order to comply with Nasdaq Listing Rule 5635(d) and permit the adjustment of the conversion price of the Additional April Notes to be issued from time to time upon the mutual consent of the Company and the PIPE investors to below the Minimum Price, our stockholders must approve this Proposal 5.

Our Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the April Private Placement and the transaction described under “The April 2026 Private Placement,” above, as the transaction has already been completed. Our Board is also not seeking approval of our stockholders to authorize the conversion of the Additional April Notes at the Initial April Conversion Price or the exercise of the April Warrants, including the issuance of the shares of Common Stock issuable upon conversion or exercise thereof, respectively, as the Additional April Notes at the Initial April Conversion Price and the April Warrants will be sold and issued at a price equal to the Minimum Price (as determined under Nasdaq rules), and stockholder approval is therefore not required with respect thereto.

We are solely seeking stockholder approval under this Additional April Note Conversion Proposal (Proposal 5) to comply with Nasdaq Listing Rule 5635(d) and to authorize the adjustment of the conversion price to the Alternate Conversion Price (not to fall below the Floor Price), including the issuance of the Additional April Conversion Shares that would result from the adjustment of the conversion price of the Additional April Notes to the Alternate Conversion Price.

Potential Consequences if this Additional April Note Conversion Proposal is Not Approved

This Additional April Note Conversion Proposal relates only to the conversion of the Additional April Notes at the Alternate Conversion Price. The failure of our stockholders to approve this Additional April Note Conversion Proposal will mean that (i) we would be unable to issue the Additional April Conversion Shares in full based on the Floor Price, as contemplated by the terms of the April Notes, (ii) we would likely be unable to complete Additional Closings and take full advantage of the opportunity to raise additional capital pursuant to the April Purchase Agreement, and (iii) we may incur substantial additional costs and expenses. Additionally, in the event that the applicable conversion price of the Additional April Notes is higher than the market price of our Common Stock, it is unlikely that the holders of the Additional April Notes will elect to convert their notes into shares of our Common Stock, which would mean that we would be required to utilize cash on hand to repay the Additional April Notes in full on the maturity date. This would deplete our cash reserves and take away from working capital that we could use to aid in the development and growth of our business.

The Initial April Note and Second April Note Proposal (Proposal 4, above) relates only to the conversion of any Initial April Notes that are outstanding or Second April Notes that may be issued in the future at the Alternate Conversion Price, and is separate and apart from this Additional April Note Proposal (Proposal 5).

As discussed above, in connection with the April Private Placement and the Initial Closing, we agreed to hold a meeting of stockholders no later than sixty (60) days after the date of the Initial Closing for the purpose of obtaining stockholder approval of the matters contemplated by Proposals 4 and 5. If we do not receive the approvals contemplated in both of Proposals 4 and 5 and within 180 days of the date of the Initial Closing, then we will be contractually required to bring this matter for a stockholder vote within 120 days thereafter. Accordingly, if our stockholders do not approve the Initial April Note and Second April Note Conversion Proposal or the Additional April Note Conversion Proposal, we will likely be required to hold one or more additional special meetings of stockholders. The costs and expenses associated with holding such meetings could materially and adversely impact our ability to fund our business and our financial condition. It may also discourage future investors from engaging in future financings with us.

Potential Adverse Effects of the Approval of the Initial April Note and Second April Note Conversion Proposal

If this Additional April Note Conversion Proposal is not approved, and the conversion price remains at $2.895 per share, assuming (i) that the full $87.0 million in Additional April Notes are sold and issued pursuant to the April Purchase Agreement, and (ii) and that all such Additional April Notes accrue interest at 10% for 12 months, the conversion of the Additional April Notes would result in the issuance of up to 33,056,996 shares of our Common Stock. If this Additional April Note Conversion Proposal is approved and the conversion price of the Additional April Notes is lowered to the Floor Price, assuming (i) the full adjustment of the Additional April Conversion Price to the Floor Price of $0.534 per share, (ii) that the full $87.0 million in Additional April Notes are sold and issued pursuant to the April Purchase Agreement, and (iii) and that all such Additional April Notes accrue interest at 10% for 12 months, the conversion of the Additional April Notes would result in the issuance of up to 179,213,485 shares of our Common Stock. Accordingly, approval of this Additional April Note Conversion Proposal could result in the issuance of up to an additional 146,156,489 shares of Common Stock upon conversion of the Additional April Notes. In that case, the ownership interest of our existing stockholders would be correspondingly reduced.

If the Additional April Note Conversion Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of Common Stock resulting from the decrease in the Initial Conversion Price of the Additional April Notes upon the conversion of the Additional April Notes. In addition, the sale into the public market of these additional shares of Common Stock resulting from the decrease in the Initial Conversion Price could materially and adversely affect the market price of our Common Stock.

Required Vote and Recommendation of Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required to approve this Proposal 5. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS ADDITIONAL APRIL NOTE CONVERSION PROPOSAL

PROPOSAL 6
THE REVERSE STOCK SPLIT PROPOSAL

The Board of Directors has adopted a resolution setting forth a proposed amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock, a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Annex A, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of our Common Stock are being asked to approve the proposal that Article IV of our Amended and Restated Certificate of Incorporation be amended to effect a reverse stock split of the Common Stock at a ratio in the range of one (1) share of Common Stock for every five (5) shares of Common Stock to one (1) share of Common Stock for every ten (10) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed Reverse Stock Split Amendment at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had 2,507,480 issued and 2,499,293 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 501,496 issued and 499,858 shares issued and outstanding. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of the Nasdaq. See below for a discussion of the factors that the Board considered in determining the Reverse Stock Split Ratio range, some of which included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry. The Reverse Stock Split, if effected, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of Common Stock. As of the date of this proxy statement, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized Common Stock that will become available for issuance following the Reverse Stock Split other than as may be issued pursuant to the April Private Placement, as discussed in further detail in Proposals 4 and 5, above, and sold by us under outstanding convertible and exercisable securities.

If during a period of 30 consecutive business days, the bid price for our Common Stock closes below the minimum $1.00 per share, we would not be in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) Minimum Bid Price Rule. Nasdaq typically provides a period of at least 180 days by which an issuer can gain compliance with the Minimum Bid Price Rule once the stock has had a closing price below $1.00 for 30 consecutive trading days. However, under Rule 5810 (c)(3)(A)(iv), a listed company is not eligible for any cure period to address a deficiency in the minimum bid price requirement in the event that it has either (i) executed a reverse stock split within the year prior to falling out of compliance, or (ii) executed one or more reverse splits within a two-year period from the date that it falls out of compliance with a cumulative ratio of 250 shares or more to one. Therefore, if we fall out of compliance with the minimum bid price requirement at any time prior to March 26, 2027 (one year prior to our reverse stock split), or we fall out of compliance with the minimum bid price requirement and have effected another reverse stock split or reverse stock splits that results in a cumulative ratio of 250 shares or more to one in the two year period prior to falling out of compliance, we will not be able to obtain the benefit of the 180-day compliance period.

In addition, under Nasdaq’s continued listing rules, if in the future the market price of the Common Stock falls below the $1.00 bid price and we will have, we will not be eligible for any compliance period and will face an immediate delisting determination. The Nasdaq continued listing rules also provide that if in the future the market price of the Common Stock falls below the $1.00 bid price and we will have executed one or more reverse splits within a two-year period with a cumulative ratio of 250 shares or more to one, we will not be eligible for any compliance period and will face immediate suspension and delisting procedures.

Purpose and Background of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to allow the Board to increase the per-share trading price of our Common Stock, if necessary or appropriate. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

As background, on January 26, 2026, we received a letter from Nasdaq notifying us that for the preceding 30 consecutive business days (December 5, 2025 through January 20, 2026), our Common Stock did not maintain a minimum closing bid price of $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2). The notice had no immediate effect on the listing or trading of our Common Stock. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had a compliance period of 180 calendar days, or until July 27, 2026, to regain compliance with Nasdaq Listing Rule 5550(a)(2). On December 8, 2025, our stockholders approved and authorized us to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-5 to 1-for-20, and on March 26, 2026, we effected a 1-for-20 reverse stock split of our then-outstanding Common Stock. On April 10, 2026, we received written notice from the Listing Qualifications staff of Nasdaq notifying us that we had regained compliance with the Minimum Bid Price Requirement and that the matter had been closed. Although we are currently in compliance with the Minimum Bid Price Requirement, no assurances can be provided that our Common Stock will continue to trade at a price above $1.00. Given the Nasdaq rules that do not permit a cure period in the event that a listed company falls out of compliance in certain circumstances, as discussed elsewhere in this proposal, we are proactively asking for stockholder approval of this Proposal 6 to ensure thar we are able to effect another reverse stock split prior to falling out of compliance with the Minimum Bid Price Requirement in the event that it is necessary to maintain our Nasdaq listing.

The Board of Directors believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired and we believe our ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

If the stockholders approve the Reverse Stock Split Proposal and the Board determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Amended and Restated Certificate of Incorporation, which is annexed to this proxy statement as Annex A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will not change the number of shares of Common Stock or preferred stock authorized for issuance pursuant to our Amended and Restated Certificate of Incorporation, nor will it change the number of shares of Series A Preferred Stock or Series B Preferred Stock outstanding. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board of Directors). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board of Director’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

•        our ability to maintain our listing on the Nasdaq Capital Market;

•        the historical trading price and trading volume of the Common Stock;

•        the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short and long term;

•        the number of shares of our Common Stock authorized for issuance pursuant to our Amended and Restated Certificate of Incorporation, the number of shares of Common Stock issued and outstanding and the number of shares of our Common Stock that may be issued upon exercise or conversion, as applicable, of outstanding derivative securities of the Company;

•        which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs;

•        the Nasdaq rules regarding reverse stock split frequency and ratio; and

•        prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our Common Stock.    As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our Common Stock, if necessary in order to remain incompliance with the Minimum Bid Price Rule or to regain compliance if we should fall out of compliance. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security. Our Common Stock is listed on the Nasdaq Capital Market and the failure to comply with the $1.00 minimum bid price requirement may possibly be cured, under certain circumstances, by effecting the Reverse Stock Split.

To potentially improve the liquidity of the Common Stock.    A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect the Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq Capital Market, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

To increase the number of additional shares issuable under the Company’s charter.    A Reverse Stock Split will reduce the nominal number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise or conversion, as applicable, of outstanding warrants or convertible debentures, while leaving the number of shares issuable under our charter unchanged. A Reverse Stock Split will therefore effectively increase the number of shares of the Common Stock that we are able to issue. This effective increase will facilitate future capital fundraising on our part. Some investors may find the Common Stock more attractive if the Reverse Stock Split is effected with additional assurance that we are unlikely to be limited in our ability to access needed capital by the number of shares of our Common Sock authorized for issuance. However, other investors may find the Common Stock a less attractive investment with the knowledge that additional dilution of the Common Stock is possible.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below and in our SEC filings and reports, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. In addition, under Nasdaq’s continued listing rules, if in the future the market price of the Common Stock falls below the $1.00 bid price and we will have executed a reverse stock split within the prior year, we will not be eligible for any compliance period and will face an immediate delisting determination. The Nasdaq continued listing rules also provide that if in the future the market price of the Common Stock falls below the $1.00 bid price and we will have executed one or more reverse splits within a two-year period with a cumulative ratio of 250 shares or more to one, we will not be eligible for any compliance period and will face immediate suspension and delisting procedures. We have effected two reverse stock splits in the two years prior to the date of this proxy statement — the first was effected in October 2024, at a ratio of 1-for-20, and the second was effected in March 2026, at a ratio of 1-for-20. Although our Common Stock is currently trading above $1.00, no assurances can be provided that we will be able to maintain compliance with the Nasdaq Minimum Bid Price Requirement or that we will be entitled to a cure period in the event that we fall out of compliance with the requirement.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock.    As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of the Common Stock of at least $1.00 per share in order to maintain or regain compliance with Nasdaq’s Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. Our reverse stock split effected in October 2024 only accomplished this purpose for a few months.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock.    The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock.    Since the Reverse Stock Split Proposal would reduce the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable upon exercise or conversion, as applicable, of outstanding stock options, warrants, convertible preferred stock or convertible debentures, while leaving the number of shares authorized and issuable under our Amended and Restated Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of the Common Stock that we would be able to issue and could lead to dilution of the Common Stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split will be that:

•        the number of issued and outstanding shares of Common Stock (and treasury shares), if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;

•        based on the final Reverse Stock Split Ratio, the per share exercise price or conversion price, as applicable, of all outstanding stock options, warrants, convertible preferred stock (including shares of our Series A Preferred and Series B Preferred, to the extent outstanding as of the date that the Reverse Stock Split is effected), and convertible debentures will be increased proportionately and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of all outstanding stock options, warrants, convertible preferred stock and convertible debentures will be reduced proportionately; and

•        the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at various exchange ratios, based on 2,622,064 shares of Common Stock actually issued and 2,613,877 outstanding as of May 4, 2026. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-5 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-10 basis
Authorized Common Stock	500,000,000	500,000,000	500,000,000
Shares of Common Stock outstanding	2,613,877	522,775	261,388
Shares of Common Stock issuable under outstanding RSUs, convertible preferred stock, stock options, warrants, convertible debentures or reserved for issuance under equity incentive existing plans assuming that the 2023 Plan Amendment Proposal is approved(1)	9,631,985	1,926,398	963,198
Shares of Common Stock authorized but unissued (Authorized Common Stock minus issued and outstanding shares, 8,187 Treasury Shares, shares issuable upon outstanding RSUs, convertible preferred stock, stock options, warrants, convertible debentures and shares reserved for issuance under existing equity incentive plans assuming that the 2023 Plan Amendment Proposal is approved)(1)	487,745,951	497,549,190	498,774,595

____________

(1)      Includes shares of Common Stock issuable upon exercise of the Initial April Warrants and the Initial April Notes, assuming the Initial April Notes accrued interest at 10% for a period of twelve (12) months and all such Initial April Notes were converted at the at the Initial April Conversion Price. Excludes shares of Common Stock that may be issuable upon exercise of the Second April Warrants and any Additional April Warrants that may be issued in the future, as well as shares of Common Stock that may be issuable upon conversion of the Second April Notes and any Additional April Notes that may be issued in the future.

We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock. As of the Record Date, there were 2,507,480 shares of our Common Stock issued and 2,499,293 shares outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, other than pursuant to the April 2026 Private Placement, discussed in further detail in Proposals 4 and 5, above, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, provided, however, that some of the additional shares underling stock options, warrants, shares of our Series A Preferred Stock and Series B Preferred Stock and convertible debentures, which could be exercised or converted after the Reverse Stock Split is effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of Common Stock by management, the number of our stockholders or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to exercise or convert, as applicable, other securities into Common Stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq Capital Market (other than to the extent it facilitates compliance with Nasdaq Capital Market continued listing standards). Following the Reverse Stock Split, the Common Stock will continue to be listed on the Nasdaq Capital Market, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split.    The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, if the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital.    The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.001 per share of Common Stock and $0.001 per share of Preferred Stock. As a result, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares.    If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights.    Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares.    We do not intend to issue fractional shares in connection with the Reverse Stock Split. And, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Potential Anti-takeover Effects of the Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the Reverse Stock Split, if effected, will result by the amount of the reduction effected by the Reverse Stock Split in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of authorized but unissued shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•        a bank, insurance company or other financial institution;

•        a tax-exempt or a governmental organization;

•        a real estate investment trust;

•        an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•        a regulated investment company or a mutual fund;

•        a dealer or broker in stocks and securities, or currencies;

•        a trader in securities that elects mark-to-market treatment;

•        a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

•        a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•        a corporation that accumulates earnings to avoid U.S. federal income tax;

•        a person whose functional currency is not the U.S. dollar;

•        a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

•        a U.S. holder owning or treated as owning 5% or more of the Company’s Common Stock;

•        a person subject to Section 451(b) of the Code; or

•        a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding Common Stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our Common Stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of Common Stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

FATCA

Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), withholding taxes may apply to certain types of payments made to ‘‘foreign financial institutions’’ (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our Common Stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on the Reverse Stock Split Proposal at the Annual Meeting is required to approve the Reverse Stock Split Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT

PROPOSAL 7
APPROVAL OF THE 2023 PLAN AMENDMENT PROPOSAL

The 2023 Plan was approved and adopted on February 28, 2023 by our Board of Directors as well as our sole stockholder on such date. The 2023 Plan, as adopted, initially reserved an aggregate 10,000 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026) for issuance thereunder. On January 1, 2024, 22,950 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026) were added to the 2023 Plan pursuant to this evergreen provision. On January 1, 2025, 3,339 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. In August 2025, our Board approved, subject to stockholder approval, which was obtained on September 29, 2025, an amendment to the 2023 Plan to increase the number of shares authorized for issuance thereunder by 60,000 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026). On January 1, 2026, 42,572 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. Accordingly, there are currently an aggregate of 138,861 shares of Common Stock authorized for issuance under the 2023 Plan.

On May 5, 2026, our Board of Directors approved, subject to stockholder approval, an additional amendment to the 2023 Plan to (i) increase the number of shares authorized for issuance thereunder by 381,139 shares of Common Stock and (ii) increase the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares of Common Stock. In addition to the foregoing amendments to the 2023 Plan, our Board of Directors approved an amendment to the 2023 Plan to change all references to the Company’s prior corporate name (Safe and Green Development Corporation) that are included in the 2023 Plan to the Company’s current corporate name (RenX Enterprises Corp.), which amendment does not require stockholder approval. The proposed amendment to the 2023 Plan (the “2023 Plan Amendment”), is attached hereto as Annex B.

A summary of the 2023 Plan, as proposed to be amended, is set forth below. This summary is qualified in its entirety by the full text of the proposed 2023 Plan Amendment.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2023 Plan Amendment to increase the number of shares of Common Stock authorized for issuance under the 2023 Plan from 138,861 shares to 520,000 shares of Common Stock (an increase of 381,139 shares). In making such recommendation, the Board considered a number of factors, including the following:

•        Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2023 Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•        We believe the current amount of shares remaining available for grant under the 2023 Plan are not sufficient in light of our compensation structure and strategy, and that the additional shares being sought will ensure that we continue to have a sufficient number of shares of Common Stock available for future awards issued under the 2023 Plan Amendment.

Stockholders are asked to approve the 2023 Plan Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain options under the 2023 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Text of the Amendment

The proposed 2023 Plan Amendment is attached hereto as Annex B. The proposed 2023 Plan Amendment (i) increases the number of shares of Common Stock reserved for issuance of awards under the 2023 Plan from 138,861 shares to 520,000 shares of Common Stock and (ii) increases the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares to 75,000 shares of Common Stock.

As of the Record Date, we had 92,924 shares of Common Stock available for future issuance under the 2023 Plan (not including future increases under the 2023 Plan’s current evergreen provision).We do not believe that the number of awards remaining available for grant under the 2023 Plan or that may currently be granted to any non-employee director in a single calendar year is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success. We estimate that with the 2023 Plan Amendment, we will have a sufficient number of shares to cover issuances under the 2023 Plan through the end of 2026.

In the event that our stockholders do not approve this proposal, the 2023 Plan Amendment will not become effective and awards will continue to be made under the 2023 Plan to the limited extent that there are available shares to do so.

Burn Rate

The following table sets forth information regarding the awards granted, the burn rate for each of the last two years and the average burn rate over the last two years. The burn rate has been calculated as the quotient of (i) the sum of all RSUs and stock options granted in such year, divided by (ii) the weighted average number of shares of Common Stock outstanding for each such year.

Element	2025	2024
RSUs and Stock Options Granted(1)(2)	16,000	8,544
Weighted average number of shares outstanding – basic	233,211	45,524
Annual Burn Rate	6.86%	18.77%
Two-Year Average Burn Rate	12.81%

____________

(1)      Reflects the gross number of shares underlying awards made to employees during the respective year.

(2)      Not adjusted for forfeitures, withholdings and expirations, which would reduce the burn rate if taken into account.

Summary of the 2023 Plan

The principal purpose of the 2023 Plan is to attract, retain and incentivize the Company’s employees and other service providers through the granting of certain stock-based awards, including performance-based awards. The material terms of the 2023 Plan are summarized below.

Administration

The 2023 Plan vests broad powers in a committee to administer and interpret the 2023 Plan. Our Board of Directors has initially designated the Compensation Committee to administer the 2023 Plan. Except when limited by the terms of the 2023 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board of Directors may amend, alter or discontinue the 2023 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2023 Plan or modifying the classes of participants eligible to receive awards under the 2023 Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the Compensation Committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without stockholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2023 Plan and may be selected by the Compensation Committee to receive an award.

Vesting

The Compensation Committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the Compensation Committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the initial maximum number of shares of Common Stock that may be issued under the 2023 Plan in connection with awards was 10,000 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026). In addition, the maximum number of shares of Common Stock that may be issued under the 2023 Plan will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in a number of shares of Common Stock equal to 4.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; provided, however that the Board of Directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. On January 1, 2024, 22,950 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026) were added to the 2023 Plan pursuant to this evergreen provision. On January 1, 2025, 3,339 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. In August 2025, our Board approved, subject to stockholder approval, which was obtained on September 29, 2025, an amendment to the 2023 Plan to increase the number of shares authorized for issuance thereunder by 60,000 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026). On January 1, 2026, 42,572 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. Accordingly, there are currently an aggregate of 138,861 shares of Common Stock authorized for issuance under the 2023 Plan.

All available shares may be utilized toward the grant of any type of award under the 2023 Plan. The 2023 Plan currently imposes a limitation on the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year of 2,500 shares (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026).

At the Annual Meeting, stockholders are being asked to vote to approve the 2023 Plan Amendment, which would (i) increase the number of shares authorized for issuance under the 2023 Plan by 381,139 shares of Common Stock and (ii) increase the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares of Common Stock.

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make adjustments to the number and kind of shares authorized by the 2023 Plan and covered under outstanding 2023 Plan awards as it determines appropriate and equitable. Shares subject to 2023 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2023 Plan. However, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will not again become available for issuance under the 2023 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2023 Plan include: (i) incentive stock options, or ISOs, (ii) nonqualified stock options, or NQOs and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, or (v) restricted stock units.

Stock Options.    An option entitles the holder to purchase from us a stated number of shares of Common Stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised, through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause, (i) all unexercised options (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Stock Appreciation Rights.    A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion. Stock appreciation rights may be earlier terminated as specified by the Compensation Committee and set forth in an award agreement upon or following the termination of a participant’s service, including by reason of voluntary resignation, death, disability, termination for cause or any other reason.

Restricted Stock.    A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units.    Restricted stock units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change in Control

In the event of a change in control, the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) impose vesting terms on cash or substitute consideration payable upon cancellation of an award that are substantially similar to those that applied to the cancelled award immediately prior to the change in control, and/or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control; (viii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (ix) in the case of any award subject to Section 409A of the Code, the Compensation Committee shall only be permitted to use discretion to alter the settlement timing of the award to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither our Board of Directors nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2023 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the 2023 Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the 2023 Plan.

Miscellaneous

Generally, awards granted under the 2023 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of Common Stock. The Company’s obligation to issue shares or to otherwise make payments in respect of 2023 Plan awards will be conditioned on the Company’s ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2023 Plan will expire 10 years after it becomes effective.

New Plan Benefits

The grant of options and other awards under the 2023 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group other than the anticipated annual director grants.

Since it is not possible to determine the exact number of awards that will be granted under the 2023 Plan, the awards granted during fiscal 2025 under the 2023 Plan are set forth in the following table.

Name and position	Dollar Value	Number of Stock Options
David Villareal, Chief Executive Officer	$—	—
Nicolai Brune, Chief Financial Officer	$—	—
All Current Executive Officers as a Group	$—	—
All Current Non-employee Directors as a Group	$85,040	16,000

Material U.S. Federal Income Tax Treatment of Options and Awards

The following is a summary of the effect of U.S. federal income taxation on the participants in the 2023 Plan and the Company. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options (“ISO”)

An ISO results in neither taxable income to the optionee, nor a deduction to the Company at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include the income, as ordinary compensation for the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation, subject to the limitations of Section 162(m) of the Code. The optionee’s tax basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options (“NSO”)

A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a NSO will, at that time, realize taxable compensation in the amount of the excess of the then market value of the shares over the option price. Subject to the applicable provisions of the Code, including the limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in shares received upon exercise is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the shares will be a long- or short-term gain (or loss), depending upon the holding period of the shares.

If a NSO is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights (“SAR”)

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.

If the grantee receives the appreciation inherent in the SAR (change in stock price plus dividends from grant date to settlement date) in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If the grantee receives the appreciation inherent in the SAR in stock, the value of the stock received is taxable as ordinary income at the fair market value of the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Awards/Performance Stock Awards

No income will be recognized at the time of grant by the recipient of a restricted stock award or performance stock award while such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock awarded will constitute ordinary income to the employee. Subject to the applicable limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the recipient.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalents or dividend equivalent units or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the recipient has recognized, subject to the limitations of Section 162(m) of the Code.

Market Price of Shares

The closing price of our Common Stock, as reported on Nasdaq on May 4, 2026, was $2.57.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2025.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants or Rights (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)(c)(1)
Equity compensation plans approved by security holders	4,000	$5.402	92,289
Equity compensation plans not approved by security holders	—	—	—
Total	4,000	$5.402	92,289

____________

(1)      The maximum number of shares of Common Stock that may be issued under the 2023 Plan automatically increases on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, by a number of shares of Common Stock equal to 4.5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year; provided, however that the Board of Directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. On January 1, 2026, 42,572 shares of Common Stock were added to the 2023 Plan pursuant to the provisions described above.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal, since equity awards may be granted to them under the 2023 Plan.

Vote Required

To be approved, the 2023 Plan Amendment must receive the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF
THE 2023 PLAN AMENDMENT PROPOSAL

PROPOSAL 8
APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes if at the Annual Meeting the number of votes represented by shares of the Common Stock, present or represented and voting in favor of the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal is insufficient to approve one or more of the foregoing proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/of 2023 Plan Amendment Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies representing a sufficient number of votes against the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Additional February Warrant Exercise Proposal, Initial April Note and Second April Note Conversion Proposal, Additional April Note Conversion Proposal, Reverse Stock Split Proposal and/or 2023 Plan Amendment Proposal.

Vote Required

To be approved, the Adjournment Proposal must receive the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Nicolai Brune, age 28, has served as the Chief Financial Officer of the Company since February 14, 2023. From March 2022 to February 2023, Mr. Brune served as Director of Acquisition for SG Holdings responsible for financial evaluation and modeling of all potential acquisitions, investments and divestitures. Prior to joining SG Holdings, Mr. Brune served as a Treasury Analyst at GL Homes, a large private real estate developer/home builder in the state of Florida, from June 2020 to March 2022. At GL Homes, Mr. Brune was tasked with reviewing financial transactions, examining cash flows and maintaining and preparing monthly performance reports. From June 2017 until June 2020, Mr. Brune worked at Generation Nine, a company that he founded in the clothing industry.

EXECUTIVE COMPENSATION

We are an “emerging growth company” and a “smaller reporting company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As such, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the following named executive officers for the fiscal year ended December 31, 2025:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David Villarreal,	2025	$450,000	$76,114	$—	$—	$526,114
President and Chief Executive Officer(3)	2024	$450,000	$28,125	$240,720	$1,000	$719,845

Nicolai Brune,	2025	$302,000	$31,822	$—	$—	$333,822
Chief Financial Officer(3)	2024	$302,000	$56,580	$113,280	$12,750	$484,880

____________

(1)      For 2024, the amounts reported are based on the closing price of the Company’s common stock at the time of grant. There can be no assurance that the assumed grant date fair value will ever be realized by any named executive officer. For further information on assumptions made in the valuation of stock awards, see “Note 2 — Summary of Significant Accounting Policies” of the notes to our financial statements for the years ended December 31, 2025 and 2024 included in our Annual Report on Form 10-K for the years ended December 31, 2025 filed with the SEC on April 1, 2026.

(2)      For 2024, all other compensation consisted of cell phone reimbursements.

(3)      Mr. Villarreal was appointed President and Chief Executive Officer on February 3, 2023. Mr. Brune was appointed Chief Financial Officer on February 14, 2023.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

David Villarreal

On February 3, 2023, we entered into an executive employment agreement (as amended, the “Villarreal Employment Agreement”) with David Villarreal to employ Mr. Villarreal as the Company’s President and Chief Executive Officer for an initial term of two (2) years, which provides for an annual base salary of $300,000, a discretionary bonus of up to 25% of his base salary upon achievement of objectives as may be determined by the Company’s Board of Directors and severance in the event of a termination without cause in amount equal to equal to one year’s annual base salary and benefits. On February 2, 2024, the Company entered into an employment agreement amendment with Mr. Villarreal to increase Mr. Villarreal’s annual base salary to $450,000, effective as of November 1, 2023. Pursuant to the terms of the employment agreement, subject to Board of Directors approval, we agreed to issue to Mr. Villarreal an RSU award under the Company’s 2023 Plan, as and when adopted, for 32,500 shares of the Company’s Common Stock. See “— RSUs — David Villarreal.” Mr. Villarreal is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions. Mr. Villarreal’s employment may be terminated by us in the event of death or disability; for cause (as defined in the Villarreal Employment Agreement) upon 10 day’s written notice, or without cause upon 30 days’ written notice. In the event of a termination for cause, Mr. Villarreal would be entitled to only his accrued salary and vacation time through the termination date. In the event of a termination for any reason other than for cause, Mr. Villarreal would be entitled to receive severance equal to one (1) year’s salary and benefits, including, among other things, accelerated vesting of RSU’s at the discretion of the Compensation Committee.

Nicolai Brune

On February 14, 2023, we entered into an executive employment agreement (as amended, the “Brune Employment Agreement”) with Nicolai Brune to employ Mr. Brune as the Company’s Chief Financial Officer for an initial term of two (2) years, which provides for an annual base salary of $250,000, a discretionary bonus of up to 20% of his base salary upon achievement of objectives as may be determined by the Company’s board of directors and severance in the event of a termination without cause on or after June 30, 2023 in amount equal to equal to one year’s annual base salary and benefits. On February 2, 2024, the Company entered into an employment agreement amendment with Mr. Brune to increase Mr. Brune’s annual base salary to $302,000, effective as of November 1, 2023. Pursuant to the terms of the employment agreement, subject to Board of Directors approval, we agreed to issue to Mr. Brune an RSU award under the Company’s 2023 Plan, as and when adopted, for 10,000 shares of the Company’s Common Stock. See “— RSUs — Nicolai Brune.” Mr. Brune is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions. Mr. Brune’s employment may be terminated by us in the event of death or disability; for cause (as defined in the Brune Employment Agreement) upon 10 day’s written notice, or without cause upon 30 days’ written notice. In the event of a termination for cause, Mr. Brune would be entitled to only his accrued salary and vacation time through the termination date. In the event of a termination for any reason other than for cause, Mr. Brune would be entitled to receive severance equal to one (1) year’s salary and benefits.

Cash Bonuses

David Villarreal

On September 15, 2023, the Compensation Committee approved the payment of a $42,900 cash bonus to Mr. Villarreal for his service to the Company in connection with the Separation and Distribution. In addition, on February 2, 2024, the Compensation Committee awarded Mr. Villarreal a cash bonus equal to three weeks of his annual salary, or $28,125, for his contribution to the Company during 2023, to be paid out at management’s discretion. This bonus was paid in two installments: the first on December 10, 2023, and the second on June 4, 2024

Nicolai Brune

In June 2023, the Company paid Mr. Brune a discretionary cash bonus of $15,000. On September 15, 2023, the Compensation Committee approved the payment of a $22,000 cash bonus to Mr. Brune for his service to the Company in connection with the Separation and Distribution. In addition, on February 2, 2024, the Compensation Committee awarded Mr. Brune a cash bonus equal to three weeks of his annual salary, or $18,875, for his contribution to the Company during 2023, to be paid out at management’s discretion. This bonus was paid in two installments: the first on December 10, 2023, and the second on June 4, 2024.

Equity Awards

David Villarreal

On October 1, 2024, we granted RSUs under the 2023 Plan to David Villarreal representing 42,500 shares of our Common Stock, vesting twenty-five percent (25%) upon issuance, with the balance vesting in equal installments on each of December 31, 2024, March 30, 2025 and June 30, 2025.

Nicolai Brune

On October 1, 2024, we granted RSUs under the 2023 Plan to Nicolai Brune representing 10,000 shares of our Common Stock, vesting twenty-five percent (25%) upon issuance, with the balance vesting in equal installments on each of December 31, 2024, March 30, 2025 and June 30, 2025.

Retirement, Health, Welfare, and Additional Benefits

Our executive officers are eligible to participate in our employee benefit plans and programs, including medical benefits, flexible spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our executive officers are also eligible to participate in a tax-qualified 401(k) defined contribution plan to the same extent as our other full-time employees. Currently, we do match contributions made by participants in the 401(k) plan or make other contributions to participant accounts.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding option awards held by the named executive officers as of December 31, 2025:

Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)
David Villarreal	—	$—
Nicolai Brune	—	$—

2023 Incentive Compensation Plan

The 2023 Plan was originally approved and adopted on February 28, 2023 by our Board of Directors as well as SG Holdings, our sole stockholder on such date. The principal provisions of the 2023 Plan are summarized below.

Administration

The 2023 Plan vests broad powers in a committee to administer and interpret the 2023 Plan. Our Board of Directors has initially designated the Compensation Committee to administer the 2023 Plan. Except when limited by the terms of the 2023 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board of Directors may amend, alter or discontinue the 2023 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2023 Plan or modifying the classes of participants eligible to receive awards under the 2023 Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the Compensation Committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without stockholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2023 Plan and may be selected by the Compensation Committee to receive an award.

Vesting

The Compensation Committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the Compensation Committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the initial maximum number of shares of Common Stock that may be issued under the 2023 Plan in connection with awards was 10,000 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026). In addition, the maximum number of shares of Common Stock that may be issued under the 2023 Plan will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in a number of shares of Common Stock equal to 4.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; provided, however that the Board of Directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. On January 1, 2024, 22,950 shares of Common Stock (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026) were added to the 2023 Plan pursuant to this evergreen provision. On January 1, 2025, 3,339 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. In August 2025, our Board approved, subject to stockholder approval, which was obtained on September 29, 2025, an amendment to the 2023 Plan to increase the number of shares authorized for issuance thereunder by 60,000 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026). On January 1, 2026, 42,572 shares of Common Stock (as adjusted to reflect the reverse stock split that we effected in March 2026) were added to the 2023 Plan pursuant to the evergreen provision. Accordingly, there are currently an aggregate of 138,861 shares of Common Stock authorized for issuance under the 2023 Plan.

All available shares may be utilized toward the grant of any type of award under the 2023 Plan. The 2023 Plan currently imposes a limitation on the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year of 2,500 shares (as adjusted to reflect the reverse stock splits that we effected in October 2024 and March 2026).

At the Annual Meeting, stockholders are being asked to vote to approve the 2023 Plan Amendment, which would (i) increase the number of shares authorized for issuance under the 2023 Plan by 381,139 shares of Common Stock and (ii) increase the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares of Common Stock. See “Proposal 7 Approval of the 2023 Plan Amendment Proposal.”

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make adjustments to the number and kind of shares authorized by the 2023 Plan and covered under outstanding 2023 Plan awards as it determines appropriate and equitable. Shares subject to 2023 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2023 Plan. However, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will not again become available for issuance under the 2023 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2023 Plan: (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NQOs and together with ISOs, options; (iii) stock appreciation rights; (iv) restricted stock; or (v) restricted stock units.

Stock Options.    An option entitles the holder to purchase from us a stated number of shares of Common Stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised, through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.    A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause, (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock.    A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units.    Restricted stock units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change in Control

In the event of a change in control, the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) impose vesting terms on cash or substitute consideration payable upon cancellation of an award that are substantially similar to those that applied to the cancelled award immediately prior to the change in control, and/or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control; (viii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (ix) in the case of any award subject to Section 409A of the Code, the Compensation Committee shall only be permitted to use discretion to alter the settlement timing of the award to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither our Board of Directors nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2023 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the 2023 Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the 2023 Plan.

Miscellaneous

Generally, awards granted under the 2023 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of Common Stock. The Company’s obligation to issue shares or to otherwise make payments in respect of 2023 Plan awards will be conditioned on the Company’s ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2023 Plan will expire 10 years after it became effective.

Clawback Policy

The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date by: (i) each current director, (ii) each named executive officer, (iii) each person who we know to be the beneficial owner of more than 5% of our Common Stock, and (iv) all current directors and executive officers as a group. As of the Record Date, 2,499,293 shares of our Common Stock were outstanding. The persons named in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o RenX Enterprises Corp., 1111 Brickell Ave., Floor 11, Suite 109, Miami, Florida 33131.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned(1)
David Villarreal	3,223	*
Nicolai Brune	1,382	*
Bjarne Borg(2)	60,600	2.4%
James D. Burnham(2)	117,906	4.7%
Anthony M. Cialone(2)	132,162	5.2%
John Scott Magrane	4,206	*
Jeffrey Tweedy	4,181	*
Peter DeMaria	4,206	*
Christopher Melton	4,181	*

All current executive officers and directors as a group (9 persons)	467,029	12.6%

____________

*        Represents beneficial ownership of less than one percent.

(1)      The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Shares of common stock currently issuable or issuable within 60 days of the Record Date upon the vesting of restricted stock units are deemed to be outstanding in computing the beneficial ownership and percentage of beneficial ownership of the person holding such securities, but they are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. Beneficial ownership does not include restricted stock units which have not vested as of, and will not vest within 60 days of the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Messrs. Borg, Burnham and Cialone were appointed as directors on June 17, 2025.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related Party Transactions

Procedures for Approval of Related Person Transactions

The Company has a written related person transaction policy regarding the review and approval or ratification of related person transactions.

The related person transaction policy applies to any transaction in which the Company is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years and a related party has or will have a direct or indirect material interest. A related party means any director or executive officer, any nominee for director, any stockholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member of any such persons, any entity in which any of such persons is employed or occupies a similar position, and any entity in which any of such persons has a direct or indirect ownership interest in such entity that, when aggregated with the ownership interests of all the persons identified above, amounts to a 10% or greater ownership interest.

It is the responsibility of the Audit Committee to review related party transactions and approve, ratify, revise or reject such transactions. It is our policy to enter into or ratify related party transactions only when it is determined that the related party transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a related party transaction, the Audit Committee is able to consider, among other factors it deems appropriate, whether the proposed transaction would occur in the ordinary course of business; the purpose and benefits of the proposed transaction to the Company; the terms and conditions of the proposed transaction; and the terms and conditions available to unrelated third parties in arms-length negotiations in respect of similar transactions. No director will be able to participate in the deliberations or vote regarding a transaction in which he or she, or a member of his or her immediate family, has a direct or indirect interest.

Our related person transaction policy provides that certain types of transactions are deemed to be pre-approved, including compensation of executive officers and directors approved by the Compensation Committee and transactions involving competitive bids or at rates fixed by governmental authority.

Related Party Transactions since January 1, 2024

As of December 31, 2024, $1,720,844 was due from SG Holdings for advances made by the Company. As of December 31, 2023, the Company did not believe there was certainty in the collectability of the advances we have made to SG Holdings and therefore recorded a reserve against the $1,720,844, which is included in additional paid-in capital. On January 29, 2025, we entered into a mutual release and discharge agreement (the “Mutual Release”) with SG Holdings pursuant to us forgiving and releasing from its obligations to us under that certain promissory note, dated August 9, 2023, in the principal amount of $908,322.95 and in respect of $815,522 of inter-company advances from us to SG Holdings (which amounts had been written off of our balance sheet as of December 31, 2023) in exchange for SG Holdings forgiving $394,329 of inter-company debt owed to SG Holdings by us and for SG Holdings transferring 276,425 shares (the “Shares”) of our Common Stock owned by SG Holdings to us. SG Holdings has agreed to return the Shares to the Company within 48 hours. The Company currently plans to hold the Shares in its treasury. As a result of this agreement, SG Holdings is no longer a stockholder of the Company.

The Separation from SG Holdings

In connection with the Separation and Distribution, we entered into a separation and distribution agreement and several other agreements with SG Holdings to effect the Separation and provide a framework for our relationship with SG Holdings and its subsidiaries after the Separation. These agreements provide for the allocation between us, on the one hand, and SG Holdings and its subsidiaries on the other hand, of the assets, liabilities and obligations associated with the Spin-Off Business, on the one hand, and SG Holdings other current businesses, on the other hand, and will govern the relationship between our company, on the one hand, and SG Holdings and its subsidiaries, on the other hand, subsequent to the Separation and Distribution (including with respect to transition services, employee matters and tax matters).

Separation and Distribution Agreement

The separation and distribution agreement governs the overall terms of the Separation and Distribution and specified those conditions that must be satisfied or waived by SG Holdings prior to the completion of the Separation. We and SG Holdings each agreed to indemnify the other and each of the other’s current and former directors, officers, and employees, and each of the heirs, executors, administrators, successors, and assigns of any of them, against certain liabilities incurred in connection with the Separation and Distribution and our and SG Holdings’ respective businesses. The amount of either SG Holdings or our indemnification obligations will be reduced by any net insurance proceeds the party being indemnified receives. The separation and distribution agreement also establishes procedures for handling claims subject to indemnification and related matters.

Tax Matters Agreement

In connection with the Separation, we and SG Holdings entered into a tax matters agreement that contains certain tax matters arrangements and governs the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business and taxes incurred as a result of the Separation and the Distribution. The tax matters arrangement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

The tax matters agreement governs the rights and obligations that we and SG Holdings have after the Separation with respect to taxes for both pre- and post-closing periods. Under the tax matters arrangement, we will be responsible for (i) any of our taxes for all periods prior to and after the Distribution and (ii) any taxes of the SG Holdings group for periods prior to the Distribution to the extent attributable to the real estate development business. SG Holdings generally will be responsible for any of the taxes of the SG Holdings group other than taxes for which we are responsible. In addition, SG Holdings will be responsible for its taxes arising as a result of the Separation and Distribution. Notwithstanding the foregoing, sales, use, transfer, real property transfer, intangible, recordation, registration, documentary, stamp or similar taxes imposed on the Distribution shall be borne fifty percent (50%) by us and fifty percent (50%) by SG Holdings. We shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which we are responsible for under the tax matters agreement and SG Holdings shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which SG Holdings is responsible for under the tax matters agreement.

Each of SG Holdings and RenX agreed to indemnify each other against any taxes allocated to such party under the tax matters agreement and related out-of-pocket costs and expenses.

Other Related Party Transactions

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. The indemnification agreements and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Employment Relationships

Derek Villarreal, son of David Villarreal, our Chief Executive Officer, is employed by the Company as a Senior Project Manager and received a salary of $140,000 and 100,000 restricted stock units during the year ended December 31, 2024 and a salary of $140,000 during the year ended December 31, 2025. In addition, Marc Brune, father of Nicolai Brune, our Chief Financial Officer, provides consulting services to the Company and received $10,000 a month and 100,000 restricted stock units during the year ended December 31, 2024 and $250,000 during the year ended December 31, 2025. Tristan Burnham, son of James Burnham, is employed by Resource Group as Vice President of Operations and received a salary of $200,000 during the year ended December 31, 2025. On March 23, 2026, Resource Group entered into an employment agreement with Tristan Burnham to employ him on an “at-will” basis as its Vice President of Operations. The employment agreement provides for the payment of a $200,000 a year base salary and a target bonus equal to 30% of his base salary. The Audit Committee has approved all of these transactions in accordance with the related person transaction policy.

The Company forgave $821,624 of related party debt during the year ended December 31, 2025 which has been recorded as an increase to additional paid in capital.

On January 29, 2025, the Company entered into a mutual release and discharge agreement (the “Mutual Release”) with SG Holdings, pursuant to which the Company forgave and released SG Holdings from its obligations to us under that certain promissory note, dated August 9, 2023, in the principal amount of $908,323 and in respect of $815,522 of inter-company advances from the Company to SG Holdings (which amounts had been previously written off of on the Company’s balance sheet as of December 31, 2023) in exchange for SG Holdings forgiving $394,329 of intercompany debt owed to SG Holdings by the Company and for SG Holdings transferring 276,425 shares (the “Treasury Shares”) of the Company’s Common Stock owned by SG Holdings to the Company. The Company initially is holding the Treasury Shares in its treasury. As a result of this agreement, SG Holdings is no longer a stockholder of the Company. The total amount forgiven amounted to $391,524 and has been recorded in additional paid in capital.

As of December 31, 2025, the Company had $2,184,833 due to related parties. These amounts resulted from advances from affiliates of the Company and are non-interest bearing and due on demand.

As disclosed in Note 8 to the financial statements included in the Company’s 2025 Annual Report, the Company has notes payable from related parties in the amount of $5,562,266 as of December 31 2025. Included in such amount, the Company issued to the members of Resource Group an unsecured 6% promissory notes in the principal amount of $480,000 due on the first anniversary of the closing and an 11.5% note in the principal amount of $1,255,000 to James Burnham, which note is due upon the earlier of April 30, 2026, immediately upon a change of control, or after the occurrence of an event of default.

The Company forgave an additional $430,100 of related party debt during the year ended December 31, 2025, which has been recorded as an increase to additional paid in capital.

Resource Group

On June 2, 2025, Resource Group entered into an amended and restated consulting agreement (the “Cialone Consulting Agreement”) with AMC Environmental Consulting LLC, a company controlled by Mr. Cialone (“AMC”), and Mr. Cialone. Pursuant to the Cialone Consulting Agreement, AMC will receive a consulting fee of $25,000 a month and a $1,250 monthly car reimbursement, will be eligible to receive bonuses or incentive equity awards from Resource Group US, at its sole discretion, and will be responsible for developing and implementing Resource Group US’s strategic plan, leading and managing the organization, and managing stakeholder relationships. The term of Cialone Consulting Agreement continues from and after its June 2, 2025 effective date until terminated by either party for cause or without cause, or by reason of Mr. Cialone’s death or disability. If the Cialone Consulting Agreement is terminated by the Company without cause or by AMC for cause the Company will pay AMC a termination fee equal to $600,000, payable in monthly installments of $25,000 after AMC has executed and delivered a general release of claims to the Company, and if Mr. Cialone timely elects COBRA continuation of coverage under the Company’s group medical, dental and vision plans, the Company will reimburse Mr. Cialone for the cost of COBRA insurance premiums for 24 months, less all applicable taxes and deductions. Pursuant to the Cialone Consulting Agreement, AMC is subject to a 24-month post-termination non-compete and non-solicit of employees and clients. AMC is also bound by confidentiality provisions.

On June 2, 2025, Resource Group also entered into an amended and restated consulting agreement (the “Burnham Consulting Agreement”) with JDB Consulting Services, Inc., a company controlled by Mr. Burnham (“JDB”), and Mr. Burnham. Pursuant to the Burnham Consulting Agreement, JDB will receive a consulting fee of $25,000 a month and a $1,250 monthly car reimbursement, will be eligible to receive bonuses or incentive equity awards from Resource Group, at its sole discretion, and will be responsible for overseeing financial matters, including planning and analysis, collaborating with team members to develop and execute overall business strategy, driving revenue growth and identifying new business opportunities. The term of Burnham Consulting Agreement continues from and after its June 2, 2025 effective date until terminated by either party for cause or without cause, or by reason of Mr. Burnham’s death or disability. If the Burnham Consulting Agreement is terminated by the Company without cause or by JDB for cause the Company will pay JDB a termination fee equal to $600,000, plus $72,000 for health insurance reimbursement, payable in monthly installments of $28,000 after JDB has executed and delivered a general release of claims to the Company. Pursuant to the Burnham Consulting Agreement, JDB is subject to a 24-month post-termination non-compete and non-solicit of employees and clients. JDB is also bound by confidentiality provisions.

In addition, Resource Group sublicenses certain technology necessary for the use and implementation of the Microtec UTM 1200 Turbo Mill under an amended and restated sublicense agreement, dated April 1, 2023 (the “Sublicense Agreement”), with Microtec Development & Holdings LLC, a Delaware limited liability company, in which Messrs. Cialone and Burnham own a minority interest. The Sublicense Agreement provides for the payment of a royalty of 4% on annual net sales of sublicensed product less than $5,000,000, 6% on annual net sales of sublicensed product greater than $5,000,000 but less than $10,000,000, and 8% on annual net sales of sublicensed product greater than $10,000,00.

2025 ANNUAL REPORT

The Company’s 2025 Annual Report is being delivered to and made available to stockholders concurrently with this proxy statement at [http://www.astproxyportal.com/ast/29297/]. Copies of the 2054 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to RenX Enterprises Corp., 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.renxent.com.

HOUSEHOLDING

In accordance with notices previously sent to many stockholders who hold their shares through a broker, bank or other holder of record (“street-name stockholders”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying 2025 Annual Report may request a copy by contacting the broker, bank or other holder of record. Alternatively, we will promptly deliver a separate copy of either of such documents if a street-name stockholder contacts us either by calling (904) 496-0027 or by writing to RenX Enterprises Corp., Attention: Corporate Secretary, 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132.

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials for the 2027 Annual Meeting under SEC Rule 14a-8 must submit such proposals in writing by [_________], 2027 to RenX Enterprises Corp., 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132, Attention: Corporate Secretary. Such proposals must meet the requirements of our Amended and Restated Bylaws and the SEC to be eligible for inclusion in the proxy materials for our 2026 Annual Meeting.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2027 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2027 Annual Meeting, must have been delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the 2026 Annual Meeting. As a result, stockholders who intend to present proposals or director nominations directly at the 2026 Annual Meeting must give written notice to the Corporate Secretary no earlier than the close of business February, 2027, and no later than the close of business on March 17, 2027. Such stockholder notice must contain the information required by our Amended and Restated Bylaws (including the information required by Rule 14a-19, if applicable) and comply with the other procedures and requirements set forth in our Amended and Restated Bylaws and will not be effective otherwise. All notices should be addressed to the Corporate Secretary, RenX Enterprises Corp., 100 Biscayne Blvd., Suite 1201, Miami, Florida 33132.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if any other matter is properly brought before the Annual Meeting for action by the stockholders, the persons named in the accompanying proxy card will vote in accordance with their best judgment.

By order of the Board of Directors,

David Villarreal Chief Executive Officer

Miami, Florida

May [__], 2026

ANNEX A

CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
RENX ENTERPRISES CORP.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

RenX Enterprises Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law. The amendment amends the Restated Certificate of the Corporation as follows:

Article IV, Section (A) of the Restated Certificate is hereby amended to add the following paragraph immediately after the first paragraph of Article IV, Section (A):

“Upon this Certificate of Amendment to the Restated Certificate becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [____] ([__]) shares of issued and outstanding Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten (10) days preceding the Effective Time.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).”

2. This Certificate of Amendment shall be effective at ______ Eastern Time on ________, ______.

Annex A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, to be signed by its Chief Executive Officer this ____ day of _______, ______.

RENX ENTERPRISES CORP.
By
Name:	David Villarreal
Title:	Chief Executive Officer

Annex A-2

ANNEX B

AMENDMENT NO. 2 TO THE
SAFE AND GREEN DEVELOPMENT CORPORATION
2023 INCENTIVE COMPENSATION PLAN

This amendment (the “Amendment”) to the Safe and Green Development Corporation 2023 Incentive Compensation Plan (the “Plan”), is hereby adopted this [•] of June, 2026, by RenX Enterprises Corp. (fka Safe and Green Development Corporation) (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESSETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 17.2 of the Plan, the Board of Directors has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board of Directors has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.    The entirety of the Plan shall be amended to replace all references to “Safe and Green Development Corporation” throughout the Plan with “RenX Enterprises Corp.”

2.    Section 4.1(a) of the Plan is hereby amended so that Section 4.1(a) reads in its entirety as follows:

“Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 520,000 shares (the “Limit”), all of which may, but need not, be issued in respect of Incentive Stock Options. In addition, such Limit will automatically increase on January 1 of each calendar year for a period of seven years commencing on January 1, 2027 and ending on (and including) January 1, 2033, in a number of shares of Common Stock equal to 4.5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; provided, however that the Board may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock.”

3.    Section 4.2 of the Plan is hereby amended so that Section 4.2 reads in its entirety as follows:

“Individual Participant Limitations. Subject to adjustment as provided in Section 4.3, the number of shares of Common Stock with respect to which Awards may be granted during any calendar year to any one Eligible Person who is a non-employee director of the Board shall not exceed 75,000.

4.    Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect

The foregoing is hereby acknowledged as being the Amendment to the Safe and Green Development Corp. 2023 Incentive Compensation Plan, as adopted by the Board of Directors on May [__], 2026, and approved by the Company’s stockholders on June ___, 2026.

RENX ENTERPRISES CORP.
By:

Annex B-1

ANNUAL MEETING OF STOCKHOLDERS OF RENX ENTERPRISES CORP. June 12, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXYMATERIAL: The Notice of Meeting, proxy statement and proxy card are available at – [www.astproxyportal.com/ast/29297] Please sign, date and mail your proxy card in the Please detach along perforated line and mail in the envelope provided. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE CLASS III DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7 AND 8. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Class III Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: James D. Burnham Class III director Peter G. DeMaria Class III director2. Ratification of the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. Approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to 862,335 shares of the Company’s common stock upon the exercise of certain warrants which were issued to investors in connection with our private placement offering that closed on February 17, 2026. 4. Approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to 26,779,029 shares of the Company’s common stock upon the conversion of senior convertible notes (collectively, the “April Notes”) in the aggregate principal amount of up to $13.0 million (assuming such April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which April Notes have been, or may in the future be, issued to investors pursuant to a Securities Purchase Agreement dated April 30, 2026 (the “April Purchase Agreement”). 5. Approval, pursuant to Nasdaq Rule 5635(d), of the issuance of up to an additional 179,213,485 shares of the Company’s common stock upon the conversion of additional April Notes in the aggregate principal amount of up to $87.0 million (collectively, the “Additional April Notes”) (assuming such Additional April Notes accrue interest at 10% for 12 months and that the conversion price is reduced to the floor price), which Additional April Notes may in the future be issued to investors pursuant to the April Purchase Agreement. 6. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock at a ratio of 1-for-5 to 1-for-10 with the ratio within such range to be determined at the discretion of the Board and included in a public announcement. 7. Approval of an amendment to the Company’s 2023 Incentive Compensation Plan (as amended to date, the “2023 Plan”), to (i) increase the number of shares of common stock authorized for issuance under the 2023 Plan by 138,861 shares to 520,000 shares and (ii) increase the total number of shares of common stock with respect to which awards may be granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year by 72,500 shares to 75,000 shares . 8. Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposals 3, 4, 5, 6 or 7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for ALL Class III Director Nominees and FOR Proposals 2, 3, 4, 5, 6, 7 and 8. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

RENX ENTERPRISES CORP. Proxy for Annual Meeting of Stockholders on June 12, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints David Villarreal and Nicolai Brune, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of RenX Enterprises Corp., to be held June 12, 2026 at 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475